     AMENDED AND RESTATED POOLING AND SERVICING AGREEMENT dated as of February 1, 1997, among FEDERAL-MOGUL FUNDING CORPORATION, a Michigan corporation, as Seller (the "Seller"), FEDERAL-MOGUL CORPORATION, a Michigan corporation, as Servicer (the "Servicer") and THE CHASE MANHATTAN BANK, formerly known as Chemical Bank, a New York banking corporation, as trustee (the "Trustee") amending and restating the POOLING AND SERVICING AGREEMENT dated as of June 1, 1992, among the Seller, the Servicer and the Trustee.

          In consideration of the mutual agreements herein contained, each party agrees as follows for the benefit of the other parties and for the benefit of the Certificateholders and the other Beneficiaries to the extent provided herein:

                         ARTICLE  I

                         Definitions

          SECTION 1.01.  Definitions.  Whenever used in this
Agreement, the following words and phrases shall have the following meanings:

          "Adjustments" shall mean with respect to any Collection
Period, the aggregate amount, if any, by which the balances of Receivables were adjusted downward pursuant to Section 3.09 during such Collection Period.

          "Adjustment Payment" shall have the meaning specified in
Section 3.09.

          "Affiliate" shall mean, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Agent" shall mean, with respect to any Series, the Person so designated in the related Supplement.

          "Agreement" shall mean this Amended and Restated Pooling and Servicing Agreement, as the same may from time to time be amended, modified or otherwise supplemented, including, with respect to any Series or Class, the related Supplement.

          "Allocable Miscellaneous Payments" shall mean, with

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respect to any Series and for any Collection Period, the product of the amount of Miscellaneous Payments for such Collection Period and a fraction, the numerator of which is the Invested Amount for such Series immediately prior to the following Distribution Date and the denominator of which is the Trust Invested Amount as of such time.

          "Applicants" shall have the meaning specified in Section
6.07.

          "Appointment Date" shall have the meaning specified in
Section 9.02.

          "Authorized Newspaper" shall mean any newspaper or newspapers of general circulation in New York City customarily published on each Business Day, whether or not published on Saturdays, Sundays and holidays.

          "Available Subordinated Amount" shall mean, with respect to any Series at any time of determination, an amount equal to the available subordinated amount specified in the related Supplement at such time.

          "Bearer Certificates" shall have the meaning specified in
Section 6.01.

          "Beneficiary" shall mean any of the holders of the Investor Certificates and any Enhancement Provider.

          "Benefit Plan" shall have the meaning specified in
Section 6.04(c).

          "Book-Entry Certificates" shall mean beneficial interests in the Investor Certificates, ownership and transfers of which shall be made through book entries by a Depository as described in
Section 6.08.

          "Business Day" shall mean any day other than (a) a Saturday or a Sunday or (b) another day on which banking institutions in the State of Michigan, the State of Illinois or the State of New York or The Depository Trust Company is, authorized or obligated by law, executive order or governmental decree to be closed.

          "Cedel" shall mean Centrale de Livraison de Valeurs
Mobilieres S.A.

          "Certificate" shall mean any of the Investor Certificates or the Seller's Certificates.

          "Certificate Owner"  shall mean, with respect to a Book-


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Entry Certificate, the Person who is the beneficial owner of a
Book-Entry Certificate.

          "Certificate Rate" shall mean, with respect to any Series or Class, the certificate rate specified therefor in the related
Supplement.

          "Certificate Register" shall have the meaning specified in Section 6.04(a).

          "Certificateholder" or "Holder" shall mean an Investor
Certificateholder or a Person in whose name any one of the Seller's Certificates is registered.

          "Certificateholders' Interest" shall have the meaning specified in Section 4.01.

          "Class" shall mean, with respect to any Series, any one of the classes of Investor Certificates of that Series.

          "Closing Date" shall mean, with respect to any Series, the Closing Date specified in the related Supplement.

          "Code" shall mean the Internal Revenue Code of 1986, as amended.

          "Collateral Security" shall mean, with respect to any Receivable and subject to the terms of the related Receivables Purchase Agreement, the security interest, if any, granted by or on behalf of the related Obligor with respect thereto, including a first priority perfected security interest in the merchandise related to such Receivable.

          "Collection Account" shall have the meaning specified in
Section 4.02.

          "Collection Period" shall mean, with respect to any Distribution Date, the calendar month preceding the month in which such Distribution Date occurs.

          "Collections" shall mean, without duplication, all payments by or on behalf of Obligors received by the Servicer in respect of the Receivables, in the form of cash, checks, wire transfers or any other form of payment.

          "Common Depositary" shall mean the Person specified in the applicable Supplement, in its capacity as common depositary for the respective accounts of any Foreign Clearing Agencies.

          "Corporate Trust Office" shall mean the principal office


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of the Trustee in the City of New York, at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this Agreement is located at 450 West 33rd Street, 15th Floor, New York, New York, Attention:
Vice President-Corporate Trust Administration.

          "Coupon" shall have the meaning specified in Section
6.01.

          "Cut-Off Date" shall mean May 31, 1992.

          "Date of Processing" shall mean, with respect to any transaction, the date on which such transaction is first recorded on the Servicer's computer file of accounts receivable (without regard to the effective date of such recordation).

          "Defaulted Amount" on any Determination Date shall mean an amount equal to (a) the amount of Receivables which became Defaulted Receivables during the immediately preceding Collection Period minus (b) the full amount of any such Defaulted Receivables which are subject to reassignment or assignment to the Seller or the Servicer in accordance with the terms of this Agreement; provided, however, that, if an Insolvency Event occurs with respect to the Seller, the amounts of such Defaulted Receivables which are subject to reassignment to the Seller shall not be included in clause (b) and, if an Insolvency Event occurs with respect to the Servicer, the amount of such Defaulted Receivables which are subject to assignment to the Servicer shall not be included in clause (b).

          "Defaulted Receivables" on any Determination Date shall mean all Receivables which are charged off as uncollectible in respect of the immediately preceding Collection Period in accordance with the Servicer's customary and usual billing and collection procedures or became more than 90 days delinquent during the immediately preceding Collection Period.

          "Definitive Certificates" shall have the meaning specified in Section 6.08.

          "Definitive Euro-Certificates" shall have the meaning specified in Section 6.11.

          "Deposit Date" shall mean each day on which the Servicer deposits Collections in the Collection Account pursuant to Section
4.03 hereof.

          "Depository" shall mean The Depository Trust Company, as initial Depository, the nominee of which is CEDE & Co., or any other organization registered as a "clearing agency" pursuant to


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Section 17A of the Securities Exchange Act of 1934, as amended.
The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York.

          "Depository Agreement" shall mean, with respect to any Series or Class, the agreement among the Seller, the Trustee and the initial Depository, dated as of the related Closing Date and substantially in the form of Exhibit D.

          "Depository Participant" shall mean a broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

          "Determination Date" with respect to any Distribution
Date shall mean the day that is four days prior to such Distribution Date or, if such fourth preceding day is not a Business Day, the next succeeding Business Day or such other day as is set forth in the Supplement for a Series.

          "Discount Collections" shall mean, with respect to any Receivables and each Series, that portion of Collections allocable to Discount as set forth in Section 3.10. Discount Collections shall include all Recoveries.

          "Discount Rate" shall have the meaning specified in
Section 3.10.

          "Distribution Date" shall mean the fifteenth day of each month or, if such day is not a Business Day, the next succeeding
Business Day or with respect to any Series, such other day as is set forth in the Supplement for a Series.

          "Distribution Date Statement" shall mean, with respect to any Series, a report prepared by the Servicer and delivered to the Trustee on each Determination Date for the immediately preceding
Collection Period in substantially the form set forth in the related Supplement.

          "Early Amortization Event" shall have the meaning specified in Section 9.01 and, with respect to any Series, shall also mean any Early Amortization Event specified in the related
Supplement.

          "Early Amortization Period" shall mean, with respect to any Series, unless otherwise specified in the Supplement related to such Series, the period beginning at the close of business on the Business Day immediately preceding the day on which the Early Amortization Event is deemed to have occurred, and in each case

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ending upon the earlier to occur of (a) the payment in full to the
Investor Certificateholders of such Series of the Invested Amount with respect to such Series, (b) the Termination Date with respect to such Series and (c) if such Early Amortization Period has resulted from the occurrence of an Early Amortization Event described in Section 9.01(f), the end of the first Collection Period during which an Early Amortization Event would no longer be deemed to exist pursuant to Section 9.01(f), so long as no other Early Amortization Event with respect to such Series shall have occurred and the scheduled termination of the Revolving Period with respect to such Series shall not have occurred.

          "Eligible Deposit Account" shall mean either (a) a aggregated account with an Eligible Institution or (b) a segregated trust account with the corporate trust department of a depository institution or trust company organized under the laws of the United States of America or any one of the states thereof, including the District of Columbia (or any domestic branch of a foreign bank) or any depository institution or trust company organized under the laws of Canada, having corporate trust powers and acting as trustee for funds deposited in such account, so long as any of the securities of such depository institution or trust company shall have a credit rating from each Rating Agency in one of its generic rating categories which signifies investment grade.

          "Eligible Institution" shall mean (a) the corporate trust department of the Trustee or (b) a depository institution or trust company organized under the laws of the United States of America or any one of the states thereof, the District of Columbia (or any domestic branch of a foreign bank) or any depository institution or trust company organized under the laws of Canada, which at all times (i) has either (A) a long-term unsecured debt rating of A2 or better by Moody's and of AAA or better by Standard & Poor's or such other rating that is acceptable to each Rating Agency, as evidenced by a letter from such Rating Agency to the Trustee or (B) a certificate of deposit rating of P-1 by Moody's and A-1+ by Standard & Poor's or such other rating that is acceptable to each Rating Agency, as evidenced by a letter from such Rating Agency to the Trustee; provided, however, that with respect to an Eligible Institution at which a Lockbox Account is maintained the requirement of clause (B) above shall be a rating of A-1 by Standard & Poor's and (ii) whose deposits are insured by the FDIC.

          "Eligible Investments" shall mean book-entry securities, negotiable instruments or securities represented by Instruments in bearer or registered form (a) having original or remaining maturities of 30 days or less, but in no event occurring later than the Business Day immediately preceding the Distribution Date next succeeding the Trustee's acquisition thereof or (b) which are redeemable at par and without penalty not later than the Business


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Day immediately preceding such next succeeding Distribution Date or, in the case of either clause (a) or (b), which mature or are redeemable on or before 10:00 a.m. on such next succeeding
Distribution Date in the case of Eligible Investments on which the Trustee is the obligor, which evidence:

     (a) direct obligations of, and obligations fully guaranteed as to timely payment by, the United States of America;

     (b) demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any state thereof (or any domestic branch of a foreign bank) and subject to supervision and examination by Federal or state banking or depository institution authorities; provided, however, that at the time of the Trust's investment or contractual commitment to invest therein, the commercial paper or other short-term unsecured debt obligations (other than such obligations the rating of which is based on the credit of a person or entity other than such depository institution or trust company) thereof shall have a credit rating from each of the Rating Agencies in the highest investment category granted thereby;

     (c) commercial paper having, at the time of the Trust's investment or contractual commitment to invest therein, a rating from each of the Rating Agencies in the highest investment category granted thereby;

     (d)  investments in money market funds having a rating from
each Rating Agency in the highest investment category      granted
thereby or otherwise approved in writing thereby;

     (e) demand deposits, time deposits and certificates of deposit which are fully insured by the FDIC;

     (f) bankers' acceptances issued by any depository institution or trust company referred to in clause (b) above;

     (g) repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clause (b); and

     (h) any other investment as may be permitted, as evidenced in writing, by any Rating Agency without reducing or withdrawing the rating of the Certificates of any Series.


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     "Eligible Receivables" shall mean, unless otherwise defined in any Supplement, each Receivable:

     (a) which was originated or acquired by Federal-Mogul or any subsidiary of Federal-Mogul in the ordinary course of business;

     (b) as to which at the time of transfer to the Trust the Obligor on which shall not have commenced, or have had commenced against it, any proceeding under applicable bankruptcy law or, if such Obligor is under the protection of a bankruptcy court, such court has approved payment of such Receivable by such Obligor;

    (c) which is owned by Federal-Mogul or any Subsidiary thereof at the time of sale by Federal-Mogul to the Seller;
    (d) which represents the obligation of a purchaser of goods from Federal-Mogul or any subsidiary thereof (each, an "Obligor") to pay for such goods in United States dollars or Canadian dollars;

    (e)   the Obligor on which is not an affiliate of Federal-Mogul;

    (f) which was created in compliance in all respects with all requirements of law applicable thereto;

     (g) with respect to which all consents and governmental authorizations required to be obtained by Federal-Mogul or the Seller in connection with the creation of such Receivable or the transfer thereof to the Trust have been duly obtained;

     (h) as to which at all times following the transfer of such Receivable to the Trust, the Trust will have good and marketable title thereto free and clear of all liens arising from the actions of the Seller or Federal-Mogul prior to the transfer or arising at any time;

     (i) which has been the subject of a valid transfer and Assignment from the Seller to the Trust of all the Seller's interest therein (including any proceeds thereof);

     (j) which will at all times be the legal and assignable payment obligation of the Obligor relating thereto, enforceable against such Obligor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy or other similar laws;

     (k) which at the time of transfer to the Trust is not subject to any right of rescission, setoff (other than an adjustment to such Receivable's balance in the ordinary course of business), dispute, claim, counterclaim or any other defense (including defenses arising out of violations of usury laws) of the Obligor;


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     (l)  as to which, at the time of transfer of such Receivable to the Trust, Federal-Mogul and the Seller have satisfied all their respective obligations with respect to such Receivable required to be satisfied at such time;

     (m) as to which, at the time of transfer of such Receivable to the Trust, neither Federal-Mogul nor the Seller has taken or failed to take any action which would impair the rights of the Trust or the certificateholders therein;

     (n) which constitutes an "account" or a "general intangible" as defined in Article 9 of the UCC as then in effect in the State of Michigan;

     (o) which at the time of transfer to the Trust is not past due more than 90 days;

     (p) which was created without fraud and in accordance with the credit policies and guidelines of Federal-Mogul; and

     (q) on which payment in full is due from the related Obligor within 90 days of the date on which such Receivable is purchased by the Trust, provided, however, that with respect to a Receivable on which General Motors Corporation, Ford Motor Company or Genuine Parts Company is the Obligor and to the extent the Obligor Overconcentration for such Obligor is greater than 2%, payment in full is due within 60 days of the date on which such Receivable is purchased by the Trust.

          "Eligible Servicer" shall mean the Trustee or an entity which, at the time of its appointment as Servicer, (a) is legally qualified and has the capacity to service the Receivables, (b) has demonstrated the ability to professionally and competently service a portfolio of similar accounts in accordance with high standards of skill and care and (c) is qualified to use the software that is then currently being used to service the Receivables or obtains the right to use or has its own software which is adequate to perform its duties under this Agreement.

          "Enhancement" shall mean the rights and benefits provided to the Investor Certificateholders of any Series or Class pursuant to any letter of credit, surety bond, cash collateral account, spread account, guaranteed rate agreement, maturity liquidity facility, tax protection agreement, interest rate swap agreement or other similar arrangement. The subordination of any Series or Class to any other Series or Class or of the Seller's Interest to any Series or Class shall be deemed to be an Enhancement.

          "Enhancement Agreement" shall mean any agreement, instrument or document governing the terms of any Enhancement or pursuant to which any Enhancement is issued or outstanding.

          "Enhancement Provider" shall mean the Person providing any Enhancement, other than any Certificateholders (including any holders of the Seller's Certificates) the Certificates of which are subordinated to any Series or Class.

          "ERISA" shall mean the Employee Retirement Income
Security Act of 1974, as amended.

          "Escrow Agent" shall mean any escrow agent with respect to an escrow account maintained for the benefit of the Investor
Certificateholders of any Series or Class.

          "Euroclear Operator" shall mean Morgan Guaranty Trust
  Company of New York, Brussels office, as operator of the Euroclear System.

          "Excess Principal Collections" shall have the meaning specified in Section 4.04.

          "Excess Seller's Percentage" shall have the meaning specified in each Supplement.

          "Exchange Date" shall mean any date that is after the Series Issuance Date, in the case of Definitive Euro-Certificates in registered form, or upon presentation of certification of non-United States beneficial ownership (as described in Section 6.11), in the case of Definitive Euro-Certificates in bearer form.

          "Excluded Obligor" shall have the meaning specified in
Section 2.07.

          "FDIC" shall mean the Federal Deposit Insurance
Corporation or any successor entity thereto.

          "Federal-Mogul" shall mean Federal-Mogul Corporation, a Michigan corporation, and its successors in interest to the extent permitted hereunder.

          "Final Maturity Date" shall have the meaning specified in
Section 12.01.

          "FMFC" shall mean Federal-Mogul Funding Corporation, a
Michigan corporation, and its successors in interest to the extent permitted hereunder.

          "FMFC Certificate" shall mean the certificate executed by the Seller and authenticated by the Trustee, substantially in the form of Exhibit A.


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          "Foreign Clearing Agency" shall mean Cedel and the
Euroclear Operator.

          "Global Certificate" shall have the meaning specified in
Section 6.11.

          "Governmental Authority" shall mean the United States of America, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          "Incremental Default Amount" on any Determination Date shall mean (a) the sum of (i) the Overconcentration Default Amount on such Determination Date and (ii) all the Ineligible Receivables that became Defaulted Receivables during the immediately preceding Collection Period minus (b) the full amount of any of such Defaulted Receivables which are subject to a reassignment or assignment to the Seller or the Servicer in accordance with the terms of this Agreement (but not less than zero); provided, however, that if an Insolvency Event occurs with respect to the Seller, the amount of such Defaulted Receivables which are subject to reassignment to the Seller shall not be so subtracted and, if an Insolvency Event occurs with respect to the Servicer, the amount of such Defaulted Receivables which are subject to assignment to the Servicer shall not be so subtracted; provided, further, that the Incremental Default Amount for any Determination Date shall not exceed the Overconcentration Amount on such Determination Date.

          "Ineligible Amount" on any date of determination shall mean the amount of Ineligible Receivables included in the Trust on such date pursuant to Section 2.06.

          "Ineligible Receivable" shall mean any Receivable that was not an Eligible Receivable at the time of its transfer to the Trust and was transferred to the Trust in accordance with Section
2.06.

          "Initial Invested Amount" shall mean, with respect to any Series and for any date, an amount equal to the initial invested amount specified in the related Supplement. The Initial Invested Amount for any Series may be increased or decreased from time to time as specified in the related Supplement.

          "Insolvency Event" shall mean any event specified in
Section 9.01(a) or 9.01(b).

          "Insolvency Proceeds" shall have the meaning specified in
Section 9.02.

          Internal Revenue Code" shall mean the Internal Revenue
Code of 1986, as amended.

          "Invested Amount" shall mean, with respect to any Series and for any date, an amount equal to the invested amount specified in and calculated in accordance with the related Supplement; provided, that the "Invested Amount" for a Series will be zero if money or securities in an amount necessary to pay in full, by redemption or when due, all principal of and accrued interest on such Series will have been deposited with the Trustee, any Paying Agent or any Escrow Agent in trust for the Certificateholders of such Series.

          "Investment Company Act" shall mean the Investment
Company Act of 1940, as amended.

          "Investor Certificateholder" shall mean the Person in whose name a Registered Certificate is registered in the Certificate Register or the bearer of any Bearer Certificate (or the Global Certificate, as the case may be) or Coupon.

          "Investor Certificates" shall mean any one of the certificates (including the Bearer Certificates, the Registered Certificates or any Global Certificate) executed by the Seller and authenticated by or on behalf of the Trustee, substantially in the form attached to the related Supplement, other than the Seller's Certificates.

          "Investors' Servicing Fee" shall mean the portion of the Servicing Fee allocable to the Investor Certificateholders pursuant to the terms of the Supplements.

          "Lien" shall mean any mortgage, deed of trust, pledge, hypothecation, assignment, encumbrance, lien (statutory or other), preference, participation interest, priority or other security agreement or preferential arrangement of any kind or nature whatsoever.

          "Lockbox Account" shall have the meaning specified in
Section 3.03(a)(ix).

          "Manager" shall mean the lead manager, manager or co-manager or Person performing a similar function with respect to an offering of Definitive Euro-Certificates.

          "Miscellaneous Payments" shall mean, with respect to any Collection Period, the sum of (a) Adjustment Payments and Transfer Deposit Amounts on deposit in the Collection Account on the related Distribution Date and (b) Unallocated Principal Collections available to be treated as Miscellaneous Payments pursuant to
Section 4.04 on such Distribution Date.

          "Monthly Servicing Fee" shall mean, with respect to any Series, the amount specified therefor in the related Supplement.

          "Moody's" shall mean Moody's Investors Service, Inc., or its successor.

          "Net Pool Balance" shall mean, as of the time of determination thereof, an amount equal to the Pool Balance on such date divided by the sum of 1 and the Discount Rate on such date.

          "Obligor" shall mean each Person who is obligated to pay for merchandise purchased from, and which gave rise to an account receivable with, Federal-Mogul or any Receivables Seller, including any guarantor of such Person's obligations.

          "Obligor Overconcentration" unless otherwise specified in the Supplement for a Series, on any Determination Date shall mean
(i) the excess of (a) the aggregate of all amounts of Receivables owned by the Trust and generated under accounts receivable with any one Obligor as of the last day of the Collection Period immediately preceding such Determination Date over (b) 2% of the Pool Balance on the last day of such immediately preceding Collection Period; provided, that the Obligor Overconcentration with respect to General Motors Corporation, Ford Motor Company and Genuine Parts Company (so long as the short-term debt of General Motors Corporation and Ford Motor Company and Genuine Parts Company shall be rated A-1 or higher by Standard & Poor's or other conditions established by each Rating Agency have been satisfied) shall be the applicable amount described in clause (a) in excess of 10%, 7% and 5%, respectively, of the Pool Balance on the last day of such immediately preceding Collection Period; provided, however, that the Seller may adjust (a) the amount of the Obligor Overconcentrations specified, And (b) the Obligors included in, the preceding proviso if such adjustment does not cause any Rating Agency to lower or withdraw its rating of any Series of Certificates and (ii) the excess of (x) the aggregate of all amounts of Receivables owned by the Trust that are denominated in Canadian dollars as of the last day of the Collection Period immediately preceding such Determination Date over (y) 5% of the Net Pool Balance on the last day of such immediately preceding Collection Period; provided, that the Seller may adjust the percentage of Canadian dollar-denominated Receivables permitted in clause (y) above if such adjustment does not cause any Rating Agency to lower or withdraw its rating of any Series of Certificates.

          "Officers' Certificate" with respect to any corporation shall mean, unless otherwise specified in this Agreement, a certificate signed by (a) the Chairman of the Board, Vice Chairman of the Board, President or any Vice President and (b) a Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of such corporation.

          "Opinion of Counsel" shall mean a written opinion of counsel, who may be counsel of the Seller or Federal-Mogul and who shall be acceptable to the Trustee.

          "Overconcentration Amount" on any date of determination shall mean the sum of the Obligor Overconcentrations on such date.

          "Overconcentration Default Amount" on any Determination Date shall mean with respect to each Obligor as to which there exists an Obligor Overconcentration during the immediately preceding Collection Period, the lesser of (a) the portion of the Defaulted Amount attributable to the Receivables of such Obligor with respect to the immediately preceding Collection Period and (b) the aggregate amount of such Obligor Overconcentrations on such Determination Date.

          "Paying Agent" shall mean any paying agent appointed pursuant to Section 6.13 and shall initially be the Trustee.

          "Permitted Transaction" shall have the meaning specified in Section 2.05(e).

          "Person" shall mean any legal person, including any individual, corporation, partnership, limited liability company, association, joint-stock company, trust, unincorporated organization, governmental entity or other entity of similar nature.

          "Pool Balance" shall mean, as of the time of determination thereof, the aggregate of Receivables in the Trust at such time.

          "Principal Collections" shall mean Collections under the Receivables not deemed to be Discount Collections.

          "Principal Terms" shall mean, with respect to any Series:
(a) the name or designation; (b) the initial principal amount (or method for calculating such amount); (c) the Certificate Rate (or method for the determination thereof); (d) the payment date or dates and the date or dates from which interest shall accrue; (e) the method for allocating collections to Investor Certificateholders; (f) the designation of any Series Accounts and the terms governing the operation of any such Series Accounts; (g) the Monthly Servicing Fee and the Investors' Servicing Fee; (h) the Enhancement Provider and terms of any form of Enhancement with respect thereto; (i) the terms on which the Investor Certificates of such Series may be exchanged for Investor Certificates of another Series, repurchased by the Seller or remarketed to other investors; (j) the Termination Date; (k) the number of Classes of Investor Certificates of such Series and, if more than one Class, the rights and priorities of each such Class; (l) the extent to which the Investor Certificates of such Series will be issuable in temporary or permanent global form (and, in such case, the depositary for such Global Certificate or certificate, the terms and conditions, if any, upon which such Global Certificate may be exchanged, in whole or in part, for Definitive Certificates, and the manner in which any interest payable on a temporary or Global Certificate will be paid); (m) whether the Investor Certificates of such Series may be issued in bearer form and any limitations imposed thereon; (n) the priority of such Series with respect to any other Series; (o) whether such Series will be part of a group; and (p) any other terms of such Series.

          "Purchase Price" shall mean, with respect to any Receivable for any date on which such Receivable is to be purchased pursuant to Section 3.03, an amount equal to (a) the amount payable by the Obligor in respect thereof as reflected in the records of the Servicer as of the date of purchase, minus (b) the product of the Discount Rate and such amount payable by the Obligor, plus (c) interest at a rate equal to the Discount Rate on the amount calculated in clauses (a) and (b) above from the Transfer Date for such Receivable to the date such Receivable is purchased from the Trust.

          "Rating Agency" shall mean, with respect to any outstanding Series or Class, each statistical rating agency selected by the Seller to rate the Investor Certificates of such Series or Class.

          "Rating Agency Condition" shall mean, with respect to any action, that each Rating Agency shall have notified the Seller, the Servicer and the Trustee in writing that such action will not result in a reduction or withdrawal of the rating of any outstanding Series or Class with respect to which it is a Rating Agency, provided, however, that if there is no Series outstanding which is rated by a Rating Agency, the Rating Agency Condition need not be satisfied.

          "Receivables" shall mean all the U.S. dollar denominated and all the Canadian dollar-denominated accounts receivable shown on the records of Federal-Mogul or any subsidiary as of the Cut-Off Date, and from time to time thereafter, arising from the sale of merchandise by Federal-Mogul or any subsidiary in the ordinary course of business; provided, however, that "Receivables" that includes a Stock Lift shall be sold to the Trust net of any adjustment with respect to such Stock Lift. Receivables which become Defaulted Receivables will cease to be included as

Receivables on the day on which they become Defaulted Receivables. The term "Receivables" shall not include Receivables with respect to Excluded Obligors.

          "Receivables Purchase Agreement" shall mean each agreement between the Seller and the Seller named in each such Agreement, in substantially the form attached hereto as Exhibit G, dated as of the date hereof, governing the terms and conditions upon which the Seller is acquiring the initial Receivables transferred to the Trust on the Closing Date and all Receivables acquired thereafter, as the same may from time to time be amended, modified or otherwise supplemented.

          "Receivables Seller" shall mean any Seller named in each respective Receivables Purchase Agreement and "Receivables Sellers" shall refer collectively to all the Receivables Sellers.

          "Record Date" shall mean, with respect to any Distribution Date, (a) the close of business on the day preceding such Distribution Date, with respect to a Series for which Book-Entry Certificates have been issued and (b) the last day of the month preceding the month in which such Distribution Date occurs, with respect to a Series for which Definitive Certificates or definitive, fully registered Investor Certificates have been issued.

          "Recoveries" on any Determination Date shall mean all amounts received by the Servicer during the Collection Period immediately preceding such Determination Date with respect to Receivables which have previously become Defaulted Receivables.

          "Registered Certificateholder" shall mean the Holder of a Registered Certificate.

          "Registered Certificates" shall have the meaning specified in Section 6.01.

          "Related Documents" unless otherwise specified in the Supplement for a Series, shall mean, collectively, the Receivables Purchase Agreements and, with respect to any Series, any applicable Enhancement Agreement.

          "Required Participation Amount" shall mean, at any time of determination, an amount equal to (a) the aggregate for each Series of the product of (i) the sum of 100% plus the percentage equivalent of a fraction the numerator of which is the sum of
(A) the Base Subordinated Percentage, (B) the Required Participation Percentage and (C) the Excess Subordinated Percentage, if any, and the denominator of which is 100% minus the sum of (X) the Base Subordinated Percentage, (Y) the Required

Participation Percentage and (Z) the Excess Subordinated Percentage, if any, and (ii) the Initial Principal Amount plus
(b) the sum of the Overconcentration Amount and the Ineligible Amount as of the end of the immediately preceding Collection Period minus (c) the aggregate for each Series of the excess, if any, of the Initial Principal Amount over the Invested Amount (in the case of clauses (b) and (c), after giving effect to the allocations, distributions, withdrawals and deposits to be made on the Distribution Date following such Determination Date).

          "Required Participation Percentage" shall mean, with respect to any Series, the percentage specified therefor in the related Supplement.

          "Requirements of Law" for any Person shall mean the certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or determination of an arbitrator or Governmental Authority, in each cave applicable to or binding upon such Person or to which such Person is subject, whether Federal, state or local (including usury laws and the Federal Truth in Lending Act).

          "Responsible Officer" shall mean any officer in the Corporate Trust Department of the Trustee with direct responsibility for the administration of this Agreement.

          "Revolving Period" shall mean with respect to any Series, the period specified as such in the related Supplement.

          "Securities Act" shall mean the Securities Act of 1933, as amended.

          "Seller" shall mean Federal-Mogul Funding Corporation, a Michigan corporation, and its successors in interest to the extent permitted hereunder.

          "Seller's Certificates" shall mean, collectively, the FMFC Certificate and any outstanding Supplemental Certificates.

          "Seller's Interest" shall have the meaning specified in
Section 4.01.

          "Seller's Participation Amount" shall mean, at any time of determination, an amount equal to the Net Pool Balance at such time minus the aggregate Invested Amounts for all outstanding
Series at such time.

          "Series" shall mean any series of Investor Certificates. "Series Account" shall mean any deposit, trust, escrow, reserve or similar account maintained for the benefit of the

Investor Certificateholders of any Series or Class, as specified in any Supplement.

          "Series Cut-Off Date" shall mean, with respect to any Series, the date specified as such in the related Supplement.

          "Series Issuance Date" shall mean, with respect to any Series, the date on which the Investor Certificates of such Series are to be originally issued in accordance with Section 6.03 and the related Supplement.

          "Servicer" shall initially mean Federal-Mogul, in its capacity as Servicer under this Agreement, and after any Service
Transfer, the Successor Servicer.

          "Servicer Default" shall have the meaning specified in
Section 10.01.

          "Service Transfer" shall have the meaning specified in
Section 10.01.

          "Servicing Fee" shall have the meaning specified in
Section 3.02.

          "Servicing Officer" shall mean any officer of the Servicer involved in, or responsible for, the administration and servicing of the Receivables whose name appears on a list of servicing officers furnished to the Trustee by the Servicer as such list may from time to time be amended.

          "Standard & Poor's" shall mean Standard & Poor's Ratings Group or its successor.

          "Stock Lift" shall mean an account receivable, or portion thereof, as to which Federal-Mogul or one of its subsidiaries has issued a credit in an amount equal to the balance of such account receivable or portion thereof.

          "Successor Servicer" shall have the meaning specified in
Section 10.02(a).

          "Supplement" shall mean, with respect to any Series, a Supplement to this Agreement, executed and delivered in connection with the original issuance of the Investor Certificates of such Series pursuant to Section 6.03, and all amendments thereof and supplements thereto.

          "Supplemental Certificate" shall have the meaning specified in Section 6.03(c).

          "Tax Opinion" shall mean, with respect to any action, an Opinion of Counsel to the effect that, for federal income and Michigan state income and single business tax purposes, (a) such action will not adversely affect the characterization of the Investor Certificates of any outstanding Series or Class as debt of FMFC, (b) such action will not cause or constitute a taxable event with respect to any Investor Certificateholders or the Trust and
(c) in the case of Section 6.03(b), the Investor Certificates of the new Series will be characterized as debt of FMFC.

          "Termination Date" shall mean, with respect to any Series, the termination date specified in the related Supplement.

          "Termination Notice" shall have the meaning specified in
Section 10.01.

          "Termination Proceeds" shall have the meaning specified in Section 12.02(c).

          "Transfer Agent and Registrar" shall have the meaning specified in Section 6.04(a).

          "Transfer Date" shall have the meaning specified in
Section 2.01.

          "Transfer Deposit Amount" shall mean, with respect to any Receivable reassigned or assigned to the Seller or the Servicer, as applicable, pursuant to Section 2.04(c) or Section 3.03(c), the amounts to be transferred by the Seller or the Servicer specified in such Sections.

          "Trust" shall mean the Federal-Mogul Trade Receivables
Master Trust created by this Agreement, the corpus of which shall consist of the Trust Assets.

          "Trust Assets" shall have the meaning specified in
Section 2.01.

          "Trust Available Subordinated Amount" shall mean, at any time of determination, the sum of the Available Subordinated
Amounts, if any, for all outstanding Series at such time.

          "Trustee" shall mean The Chase Manhattan Bank, or its successor in interest, or any successor trustee appointed as herein provided.

          "Trust Incremental Subordinated Amount" on any
Determination Date shall mean the excess, if any, of (a) the sum of the Overconcentration Amount and the aggregate amount of Ineligible Receivables, in each case, on such Determination Date over (b) the Incremental Default Amount for such Determination Date.

          "Trust Invested Amount" shall mean, at any time of determination, the sum of the Invested Amounts for all outstanding Series at such time.

          "Trust Termination Date" shall have the meaning specified in Section 12.01.

           "UCC" shall mean the Uniform Commercial Code, as amended from time to time, as in effect in any specified jurisdiction.

          "Unallocated Principal Collections" shall have the meaning specified in Section 4.04.

          "Vice President" when used with respect to the Seller or the Servicer shall mean any vice president whether or not designated by a number or word or words added before or after the title "vice president".

          SECTION 1.02.  Other Definitional Provisions.  (a) All
terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

          (b) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

          (c) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section, Schedule and Exhibit references contained in this Agreement are references to Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation".

          (d) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

          SECTION 1.03. Business Day Certificate. On the Closing Date (with respect to the remainder of calendar year 1992) and thereafter, within 15 days prior to the end of each calendar year while this Agreement shall remain in effect, the Servicer shall provide an Officer's Certificate to the Trustee specifying with respect to the succeeding calendar year the days on which banking institutions in the State of Michigan are authorized or obligated by law, executive order or governmental decree to be closed.


                               ARTICLE II

                        Conveyance of Receivables

          SECTION 2.01.  Conveyance of Receivables.  By
execution of this Agreement, the Seller does hereby sell, transfer, assign, set over and otherwise convey, without recourse (except as expressly provided herein), to the Trust for the benefit of the Certificateholders and the other Beneficiaries on the first Closing Date (a) all of its right, title and interest in, to and under the Receivables and all Collateral Security with respect thereto, if any, owned by the Seller at the close of business on the Cut-Off Date and all monies due or to become due and all amounts received with respect thereto and all proceeds (including "proceeds"), as defined in Section 9-306 of the UCC as in effect in the State of Michigan, and Recoveries) thereof and (b) all of the Seller's rights, remedies, powers and privileges with respect to such Receivables under the Receivables Purchase Agreements. As of each Business Day prior to the earlier of (i) the occurrence of an Early Amortization Event specified in Section 9.01(a) or (b) and (ii) the Trust Termination Date, on which Receivables are created (a "Transfer Date"), the Seller does hereby sell, transfer, assign, set over and otherwise convey, without recourse (except as expressly provided herein), to the Trust for the benefit of the Certificateholders and the other Beneficiaries, all of its right, title and interest in, to and under the Receivables and all Collateral Security with respect thereto, if any, owned by the Seller at the close of business on such Transfer Date and not theretofore conveyed to the Trust, all monies due or to become due and all amounts received with respect thereto and all proceeds (including "proceeds", as defined in Section 9-306 of the UCC as in effect in the State of Michigan, and Recoveries) thereof. Such property, together with all monies on deposit in, and Eligible Investments credited to, the Collection Account or any Series Account, and any Enhancements shall collectively constitute the assets of the Trust (the "Trust Assets"). The foregoing sale, transfer, assignment, set-over and conveyance and any subsequent sales, transfers, assignments, set-overs and conveyances do not constitute, and are not intended to result in, the creation or an assumption by the Trust, the Trustee, any Agent or any Beneficiary of any obligation of Federal-Mogul, the Seller or any other Person in connection with the Receivables or under the Receivables Purchase Agreements or any other agreement or instrument relating thereto, including any obligation to any Obligors.

          In connection with such sales, the Seller agrees to record and file, at its own expense, a financing statement or statements on form UCC-1 (and continuation statements when applicable) with respect to the Receivables now existing and hereafter created for the sale of accounts and general intangibles (as defined in Section 9-106 of the UCC as in effect in any state where the Seller's or Federal-Mogul's chief executive offices or books and records relating to the Receivables are located) meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect the sale and assignment of the Receivables and all proceeds thereof to the Trust, and to deliver a file-stamped copy of such financing statements or other evidence of such filing to the Trustee on or prior to the first Closing Date. The Trustee shall be under no obligation whatsoever to file such financing statement or statements, or a continuation statement to such financing statement or statements, or to make any other filing under the UCC in connection with such sales.

          In connection with such sales, the Seller further agrees, at its own expense, on or prior to the Closing Date, to cause each of Federal-Mogul and its subsidiaries to indicate in its computer files, as required by the Receivables Purchase Agreements, that the Receivables have been sold, and will continue to be sold, to the Seller in accordance with the Receivables Purchase Agreements and have been sold, and will continue to be sold, to the Trust pursuant to this Agreement for the benefit of the Certificateholders and the other Beneficiaries.

          It is the intention of the parties hereto that the conveyance be characterized as a sale. If, however, such conveyance is not characterized as a sale, the Seller hereby grants to the Trustee, for the benefit of the Investor Certificateholders, a security interest in the property described in the first paragraph of this Section 2.01.

          SECTION 2.02. Acceptance by Trustee. (a) The Trustee hereby acknowledges its acceptance, on behalf of the Trust, of all right, title and interest previously held by the Seller to the property, now existing and hereafter created, conveyed to the Trust pursuant to Section 2.01 and declares that it shall maintain such right, title and interest, upon the trust herein set forth, for the benefit of the Certificateholders and the other Beneficiaries.

          (b) The Trustee shall have no power to create, assume or incur indebtedness or other liabilities in the name of the Trust other than as contemplated in this Agreement.

          SECTION 2.03.  Representations and Warranties of the
Seller Relating to the Seller and the Agreement. The Seller hereby represents and warrants to the Trust and to the Trustee as of each Closing Date that:

          (a) Organization and Good Standing. The Seller is a corporation duly organized and validly existing and in good standing under the law of the State of Michigan and has, in all material respects, full corporate power, authority and legal right to own its properties and conduct its business as such properties are presently owned and such business is presently conducted, and to execute, deliver and perform its obligations under this Agreement and to execute and deliver to the Trustee pursuant hereto the Certificates.

          (b) Due Qualification. The Seller is duly qualified to do business and, where necessary, is in good standing as a foreign corporation (or is exempt from such requirement) and has obtained all necessary license and approvals in each jurisdiction in which the conduct of its business requires such qualification except where the failure to so qualify or obtain licenses or approvals would not have a material adverse effect on its ability to perform its obligations hereunder.

          (c) Due Authorization. The execution and delivery of this Agreement and the applicable Supplement and the Related Documents and the execution and delivery to the Trustee of the Certificates by the Seller and the consummation of the transactions provided for or contemplated by this Agreement and the applicable Supplement and the Related Documents, have been duly authorized by the Seller by all necessary corporate action on the part of the Seller.

          (d) No Conflict. The execution and delivery of this Agreement, the applicable Supplement, the Related Documents and the Certificates, the performance of the transactions contemplated by this Agreement and the applicable Supplement and the Related Documents and the fulfillment of the terms hereof and thereof, will not conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which the Seller is a party or by which it or its properties are bound.

          (e) No Violation. The execution and delivery of this Agreement, the applicable Supplement, the Related Documents and the Certificates, the performance of the transactions contemplated by this Agreement and the applicable Supplement and the Related Documents and the fulfillment of the terms hereof and thereof applicable to the Seller, will not conflict with or violate any material Requirements of Law applicable to the Seller.

          (f) No Proceedings. There are no proceedings or investigations pending or, to the best knowledge of the Seller, threatened against the Seller before any Governmental Authority (i) asserting the invalidity of this Agreement, the applicable Supplement, any of the Related Documents or the Certificates, (ii) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement and the Applicable Supplement or the Related Documents,
(iii)seeking any determination or ruling that, in the reasonable judgment of the Seller, would materially and adversely affect the performance by the Seller of its obligations under this Agreement and the applicable Supplement or the Related Documents, (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement and the applicable Supplement, the Related Documents or the Certificates or (v) seeking to affect adversely the income tax attributes of the Trust under the United States Federal or any State income, single business or franchise tax systems.

          (g)  All Consents Required.  All appraisals,
authorizations, consents, orders, approvals or other actions of any Person or of any governmental body or official required in connection with the execution and delivery of this Agreement, the applicable Supplement, the Related Documents and the Certificates, the performance of the transactions contemplated by this Agreement, the applicable Supplement and any of the Related Documents, and the fulfillment of the terms hereof and thereof, have been obtained.

          (h) Enforceability. This Agreement and the applicable Supplement and the Related Documents each constitutes a legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

          (i) Valid Transfer. This Agreement constitutes a valid sale, transfer and assignment to the Trust of all right, title and interest of the Seller in the Receivables and the proceeds thereof and all of the Seller's rights, remedies, powers and privileges with respect to the Receivables under the Receivables Purchase Agreements. Except as otherwise provided in this Agreement, neither the Seller nor any Person claiming through or under the Seller has any claim to or interest in the Trust Assets.

          (j)  Investment Company Act.  The Seller is not an
"investment company" within the meaning of the Investment Company
Act that is required to register under the Investment Company Act.

          (k) Locations. The chief place of business and chief executive office of the Seller, and the office where the Seller keeps all of its books, records and documents evidencing

Receivables are located at the addresses specified in Schedule I hereto (or at such other locations, identified to the Trustee in accordance with Section 13.06 hereof, in jurisdiction with respect to which all applicable action required by Section 13.02(b) or 13.02(c) hereof has been taken and completed).

          (l) Information. Each certificate, report, information, exhibit, financial statement, document, book, record or report furnished by the Seller to the Trustee or the Servicer in connection with this Agreement is accurate in all material respects as of its date, when considered as a whole with all other such documents, and no such document contains any material misstatement of fact or omits to state a material fact or any fact necessary to make the statements contained therein not materially misleading.

          (m) Solvency. The Seller is solvent and will not become insolvent after giving effect to the transactions contemplated by this Agreement; the Seller is currently repaying all of its indebtedness as such indebtedness becomes due; and, after giving effect to the transactions contemplated by this Agreement, the Seller will have adequate capital to conduct its business.

          The representations and warranties set forth in this
Section 2.03 shall survive the transfer and assignment of the Receivables to the Trust and the issuance of the Certificates. Upon discovery by the Seller, the Servicer, any Agent or a Responsible Officer of the Trustee of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties, any Agent and to any Enhancement Providers.

          In the event of any breach of any of the representations and warranties set forth in this Section 2.03 having a material adverse effect on the interests of the Investor Certificateholders, then either the Trustee or the Holders of Investor Certificates evidencing not less than a majority in aggregate unpaid principal amount of all outstanding Investor Certificates, by notice then given in writing to the Seller (and to the Trustee, any Enhancement Providers and the Servicer if given by the Investor Certificateholders), may direct the Seller to purchase the Certificateholders' Interest within 60 days of such notice (or within such longer period as may be specified in such notice), and the Seller shall be obligated to make such purchase on a Distribution Date occurring within such 60-day period on the terms and conditions set forth below; provided, however, that no such purchase shall be required to be made if, by the end of such 60-day period (or such longer period as may be specified), the representations and warranties set forth in this Section 2.03 shall be true and correct in all material respects, and any material adverse effect on the Certificateholders' Interest caused thereby shall have been cured.

          The Seller shall deposit in the Collection Account in immediately available funds on the Business Day preceding such
Distribution Date, in payment for such purchase, an amount equal to the sum of the amounts specified therefor with respect to each outstanding Series in the related Supplement. Notwithstanding anything to the contrary in this Agreement, such amounts shall be distributed to the Investor Certificateholders on such Distribution Date in accordance with Article IV and the terms of each Supplement. If the Trustee or the Investor Certificateholders give notice directing the Seller to purchase the Certificateholders' Interest as provided above, the obligation of the Seller to purchase the Certificateholders' Interest pursuant to this Section
2.03 shall constitute the sole remedy respecting an event of the type specified in the first sentence of this Section 2.03 available to the Investor Certificateholders (or the Trustee on behalf of the Investor Certificateholders).

          SECTION 2.04.  Representations and Warranties of the
Seller Relating to the Receivables.  (a) Representations and
Warranties. The Seller hereby represents and warrants to the Trust and the Trustee that:

            (i) Each Receivable existing on the first Closing Date and on each Transfer Date has been conveyed to the Trust free and clear of any Lien (other than the Lien created by this Agreement in favor of the Trustee on behalf of the Trust).

           (ii) With respect to each Receivable existing on the first Closing Date and on each Transfer Date, all consents, licenses, approvals or authorizations of or registration or declarations with any Governmental Authority required to be obtained, effected or given by the Seller in connection with the conveyance of such Receivable to the Trust have been duly obtained, effected or given and are in full force and Seller shall accept a reassignment of each such Receivable by directing the Servicer to deduct, subject to the next sentence, the outstanding balance of each such Receivable from the Pool Balance on or prior to the end of the Collection Period in which such reassignment obligation arises. If, following such deduction, the Net Pool Balance would be less than the Required Participation Amount on the immediately preceding Determination Date (after giving effect to the allocations, distributions, withdrawals and deposits to be made on the Distribution Date following such Determination Date), then not later than 12:00 noon on the day on which such reassignment occurs, the Seller shall deposit in the Collection Account in immediately available funds the amount (the "Transfer Deposit Amount") by which the Net Pool Balance would be less than such Required Participation

Amount (up to the principal amount of such Receivables); provided that if the Transfer Deposit Amount is not deposited as required by this sentence, then the outstanding balances of such Receivables shall be deducted from the Pool Balance only to the extent that the Net Pool Balance is not reduced below the Required Participation Amount and the Receivables the principal amounts of which have not been so deducted shall not be reassigned to the Seller and shall remain part of the Trust. Upon reassignment of any such Receivable, but only after payment by the Seller of the Transfer Deposit Amount, if any, the Trust shall automatically and without further action be deemed to sell, transfer, assign, set over and otherwise convey to the Seller, without recourse, representation or warranty, all the right, title and interest of the Trust in and to such Receivable and all moneys due or to become due with respect thereto and all proceeds thereof. Upon the written request of the Seller, the Trustee shall execute such documents and instruments of transfer or assignment as shall be prepared by the Seller and shall take such other actions as shall reasonably be requested by the Seller to effect the conveyance of such Receivables pursuant to this Section. The obligation of the Seller to accept a reassignment of any such Receivable and to pay any related Transfer Deposit Amount shall constitute the sole remedy respecting the event giving rise to such obligation available to Certificateholders (or the Trustee on behalf of Certificateholders), any Agents and any Enhancement Providers.

          SECTION 2.05.  Covenants of the Seller.  The Seller
hereby covenants that:

          (a) No Liens. Except for the conveyances hereunder or as provided in Section 6.03(c), the Seller will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on, any Receivable, whether now existing or hereafter created, or any interest therein, or the Seller's rights, remedies, powers or privileges with respect to the Receivables under the Receivables Purchase Agreements, or the Seller's Interest or the Seller's Certificates and the Seller shall defend the right, title and interest of the Trust in, to and under the Receivables, whether now existing or hereafter created, and such rights, remedies, powers and privileges, against all claims of third parties claiming through or under the Seller.

          (b) Delivery of Collections. In the event that the Seller, Federal-Mogul or any Affiliate thereof receives payment in respect of Receivables, the Seller and Federal-Mogul agree to pay or cause to be paid to the Servicer or any Successor Servicer all payment received thereby in respect of the Receivables as soon as practicable after receipt thereof, but in no event later than two Business Days after the receipt by the Seller, Federal-Mogul or any Affiliate thereof.

          (c)  Notice of Liens.  The Seller shall notify the
Trustee and any Agent promptly after becoming aware of any Lien on any Receivable other than the conveyances hereunder.

          (d) Compliance with Law. The Seller hereby agrees to comply in all material respects with all Requirements of Law applicable to the Seller.

          (e) Activities of the Seller. The Seller will not engage in any business or activity of any kind or enter into any transaction other than (i) the businesses, activities and transactions contemplated and authorized by this Agreement or the Related Documents, (ii) acquiring, selling, financing, holding, assigning, pledging and otherwise dealing with accounts receivables arising out of the sale of merchandise by the Receivables Sellers,
(iii) transferring such receivables to trusts pursuant to a pooling and servicing agreement or similar agreement or arrangement, (iv) authorizing, selling and delivering any class of certificates or other securities of any such trust, (v) engaging in any activity and exercising any powers permitted to corporations under the laws of the State of Michigan that are related or incidental to the foregoing and necessary, convenient or advisable to accomplish the foregoing, (vi) any other activity in connection with which the Rating Agency Condition has been satisfied (such businesses, activities and transactions, collectively, "Permitted Transactions") and (vii) any other business, activities and transactions contemplated and authorized by the Articles of Incorporation of the Seller in furtherance of the other provisions in this Paragraph (e).

          (f) Indebtedness. The Seller will not create, incur or assume any indebtedness or issue any securities or sell or transfer any receivables to a trust or other Person which issues securities in respect of any such receivables, unless (i) any such indebtedness or securities have no recourse to any assets of the Seller other than the specified assets to which such indebtedness or securities relate and (ii) the Rating Agency Condition shall have been satisfied in connection therewith prior to the incurrence or issuance thereof.

          (g) Guarantees. The Seller will not become or remain liable, directly or contingently, in connection with any indebtedness or other liability of any other Person, whether by guarantee, endorsement (other than endorsements of negotiable instruments for deposit or collection in the ordinary course of business), agreement to purchase or purchase, agreement to supply or advance funds, or otherwise, except in connection with Permitted Transactions and unless the Rating Agency Condition shall have been satisfied with respect thereto.

          (h) Investments. The Seller will not make or suffer to exist any loans or advances to, or extend any credit to, or make any investments (by way of transfer of property, contributions to capital, purchase of stock or securities or evidences of indebtedness, acquisition of the business or assets, or otherwise) in, any Affiliate, unless prior thereto the Rating Agency Condition shall have been satisfied with respect thereto; provided, however, that the Seller shall not be prohibited under this Section 2.05(h) from declaring or paying any dividends in respect of its common stock.

          (i) Stock; Merger. The Seller will not, (i) sell any shares of any class of its capital stock to any Person (other than Federal-Mogul), or enter into any transaction of merger or consolidation unless (A) the surviving Person of such merger or consolidation assumes all of the Seller's obligations under this Agreement, (B) the Seller shall have given each Rating Agency and the Trustee at least 10 days' prior notice and the Rating Agency Condition shall have been satisfied with respect to such transaction and (C) such merger or consolidation does not conflict with any provisions of the Articles of Incorporation of the Seller, or (ii) terminate, liquidate or dissolve itself (or suffer any termination, liquidation or dissolution) unless in connection with any merger or consolidation described in clause (i) of this subsection, or (iii) acquire or be acquired by any Person, or otherwise make (or suffer) any material change in the organization of or method of conducting its business.

          (j) Agreements. The Seller will not become a party to, or permit any of its properties to be bound by, any indenture, mortgage, instrument, contract, agreement, lease or other undertaking, except this Agreement, the Related Documents and any document relating to a Permitted Transaction, or amend or modify its Certificate of Incorporation or cancel, terminate, mend, supplement, modify or waive any of the provisions of the Receivables Purchase Agreements or any of the other Related Documents or request, consent or agree to or suffer to exist or permit any such cancellation, termination, amendment, supplement, modification or waiver unless, in any such case, the Rating Agency Condition shall have been satisfied with respect thereto.

          SECTION 2.06. Sale of Ineligible Receivables. The Seller shall sell to the Trust on the Closing Date and on each Transfer Date any and all Receivables that are Ineligible Receivables, provided that the Trust Incremental Subordinated Amount is adjusted in accordance with the definition thereof with respect to such Ineligible Receivables.

          SECTION 2.07. Exclusion of Obligors. (a) On each Determination Date the Seller shall have the right to terminate the sale to the Trust of Receivables relating to any Obligor (each, an "Excluded Obligor") in the manner prescribed in Section 2.07(b)

               (b) To terminate the sale of Receivables relating to an Excluded Obligor, the Seller (or the Servicer on its behalf) shall take the following actions and make the following determinations:

                 (i) not less than five Business Days prior to the date on which such sales are to terminate (the "Obligor Termination Date"), furnish to the Trustee, any Agent, any Enhancement Providers and the Rating Agencies a written notice (the "Termination Notice") specifying the name of the Excluded Obligors and Determination Date (which may be the Determination Date on which such notice is given) on which sale of the related Receivables will cease;

                 (ii)  from and after such Obligor Termination
Date, cease to transfer to the Trust any and all receivables arising with respect to such Excluded Obligor;

                 (iii) represent and warrant that the cessation of sales of such receivables shall not, in the reasonable belief of the Seller, cause an Early Amortization Event to occur or cause the Net Pool Balance to be less than the Required Participation Amount;

                 (iv)  represent and warrant that no selection
procedures reasonably believed by the Seller to be adverse to the interests of the Beneficiaries were utilized in selecting the Obligor to be excluded;

                 (v) represent and warrant that it has received notice from each Rating Agency that such removal will not result in a reduction or withdrawal of the rating of any outstanding Series or Class by the applicable Rating Agency;

                 (vi) deliver to the Trustee, each Rating Agency, any Agent and any Enhancement Providers a Tax Opinion, dated the Obligor Termination Date, with respect to such removal; and

                 (vii)  on or before the related Obligor
Termination Date, deliver to the Trustee, any Agent and any Enhancement Providers an Officers' Certificate confirming the items set forth in clauses (iii) through (v) above; the Trustee may conclusively rely on such Officers' Certificate and shall have no duty to make inquiries with regard to the matters set forth therein and shall incur no liability in so relying.

No Obligor shall be excluded if such exclusion will result in a reduction or withdrawal of the rating of any outstanding Series or Class by the applicable Rating Agency.

               (c) On and after an Obligor Termination Date, the Seller shall cease to sell to the Trust any Receivables relating to the Excluded Obligor. Any Receivables owned by the Trust on such Obligor Termination Date, and any Collections then held or thereafter received by the Trust with respect to such Receivables, shall remain the property of the Trust.


                           ARTICLE III

                  Administration and Servicing
                         of Receivables

          SECTION 3.01. Acceptance of Appointment and Other Matters Relating to the Servicer. (a) The Servicer shall service and administer the Receivables, shall collect payments due under the Receivables and shall charge-off as uncollectible Receivables, all in accordance with its customary and usual billing and collection procedures for servicing its portfolio of accounts receivable. The Servicer shall have full power and authority, acting alone or through any party properly designated by it hereunder, to do any and all things in connection with such servicing and administration which it may deem necessary or desirable. Subject to the Supplement for any Series, without limiting the generality of the foregoing and subject to Section 10.01, the Servicer is hereby authorized and empowered, unless such power and authority is revoked by the Trustee on account of the occurrence of a Servicer Default pursuant to Section 10.01, (i) to instruct the Trustee to make withdrawals and payments from the Collection Account and any Series Account as set forth in this Agreement, (ii) to instruct the Trustee to take any action required or permitted under any Enhancement, (iii) to execute and deliver, on behalf of the Trust for the benefit of the Certificateholders and the other Beneficiaries, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Receivables and, after the delinquency of any Receivable and to the extent permitted under and in compliance with applicable Requirements of Law, to commence enforcement proceedings with respect to such Receivables, (iv) to make any filings, reports, notices, applications, registrations with, and seek any consents or authorizations from, the Securities and Exchange Commission and any State securities authority on behalf of the Trust as may be necessary or advisable to comply with any federal or state securities laws or reporting requirement, and (v) to delegate certain of its servicing, collection, enforcement and administrative duties hereunder with respect to the Receivables to any Person who agrees to conduct such duties in accordance with this Agreement; provided, however, that the Servicer shall notify the Trustee, the Rating Agencies, any Agent and any Enhancement Providers in writing of any such delegation of its duties which is not in the ordinary course of its business, that no delegation will relieve the Servicer of its liability and responsibility with respect to such duties and that the Rating Agency Condition shall have been satisfied with respect to any such delegation. The Trustee shall execute and return to the Servicer any powers of attorney and other documents prepared by the Servicer reasonably necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder.

          (b) In the event that the Seller is unable for any reason to transfer Receivables to the Trust in accordance with the provisions of this Agreement (including by reason of the application of the provisions of Section 9.02 or any court of competent jurisdiction ordering that the Seller not transfer any additional Receivables to the Trust), the Servicer agrees to give prompt written notice thereof to the Trustee, any Enhancement Providers, any Agent and each Rating Agency.

          (c) The Servicer shall comply with and perform its servicing obligations with respect to the Receivables in accordance with its customary billing and collection procedures for its accounts receivables portfolio.

          SECTION 3.02. Servicing Compensation. As full compensation for its servicing activities hereunder and reimbursement for its expenses as set forth in the immediately following paragraph, the Servicer shall be entitled to receive the Servicing Fee on each Deposit Date on or prior to the Trust Termination Date payable in arrears. The "Servicing Fee" shall be the aggregate of the Monthly Servicing Fees specified in the Supplements. The Servicing Fee shall be payable to the Servicer solely to the extent amounts are available for payment in accordance with the terms of the Supplements.

          The Servicer's expenses include the amounts due to the Trustee pursuant to Section 11.05 and the reasonable fees and disbursements of independent accountants and all other expenses incurred by the Servicer in connection with its activities hereunder, and including all other fees and expenses of the Trust not expressly stated herein to be for the account of the Certificateholders. The Servicer shall be required to pay such expenses for its own account, and shall not be entitled to any payment therefor other than the Servicing Fee. The Servicer will be solely responsible for all fees and expenses incurred by or on behalf of the Servicer in connection herewith and the Servicer will not be entitled to any fee or other payment from, or claim on, any of the Trust Assets (other than the Servicing Fee).

          SECTION 3.03. Representations; Warranties and Covenants of the Servicer. (a) Federal-Mogul, as Servicer, hereby makes, and any Successor Servicer by its appointment hereunder shall make, on each Closing Date (and on the date of any such appointment) the following representations, warranties and covenants:

            (i) Organization and Good Standing. Such party is a corporation duly organized, validly existing and in good standing under the applicable laws of the state of its incorporation and has, in all material respects, full corporate power, authority and legal rights to own its properties and conduct its accounts receivable servicing business at such properties are presently owned and as such business is presently conducted, and to execute, deliver and perform its obligations under this Agreement and the applicable Supplement.

            (ii) Due Qualification. Such party is duly qualified to do business and is in good standing as a foreign corporation (or is exempt from such requirements) and has obtained all necessary licenses and approvals in each jurisdiction in which the servicing of the Receivables as required by this Agreement requires such qualification except where the failure to so qualify or obtain licenses or approvals would not have a material adverse effect on its ability to perform its obligations hereunder.

            (iii) Due Authorization. The execution, delivery, and performance of this Agreement and the applicable Supplement has been duly authorized by such party by all necessary corporate action on the part thereof.

            (iv) Binding Obligation. This Agreement and the applicable Supplement constitutes a legal, valid and binding obligation of such party, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereinafter in effect, affecting the enforcement of creditors' rights and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity).

            (v) No Violation. The execution and delivery of this Agreement and the applicable Supplement by such party, the performance of the transactions contemplated by this Agreement and the applicable Supplement and the fulfillment of the terms hereof and thereof applicable to such party will not conflict with, violate, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any Requirement of Law applicable to such party or any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which such party is a party or by which it is bound.

            (vi) No proceedings. There are no proceedings or investigations pending or, to the best knowledge of such party, threatened against such party before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement and the applicable Supplement, seeking any determination or ruling that, in the reasonable judgment of such party, would materially and adversely affect the performance by such party of its obligations under this Agreement and the applicable Supplement, or seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement and the applicable Supplement.

            (vii) Compliance with Requirements of Law. Such party shall duly satisfy all obligations on its part to be fulfilled under or in connection with the Receivables, will maintain in effect all qualifications required under Requirements of Law in order to service properly the Receivables and will comply in all material respects with all Requirements of Law in connection with servicing the Receivables the failure to comply with which would have a material adverse effect on the interests of Beneficiaries.

            (viii) Protection of Beneficiaries Rights. Such party shall take no action, nor omit to take any action, which would impair the rights of Beneficiaries in the Receivables nor shall it reschedule, revise or defer payments due on any Receivable except in accordance with the credit and collection policies of Federal-Mogul; and in no event will Federal-Mogul extend the date on which payment in full of a Receivable is due more than 90 days beyond the date on which such Receivable was sold to the Trust.

            (ix) Servicer Lockbox Account. The Servicer maintains deposit accounts (each, a "Lockbox Account") into which it shall deposit all amounts paid by Obligors under the Receivables. Each Lockbox Account shall be maintained by the Servicer in an Eligible Deposit Account at a depository institution solely in the name of the Trustee. The Servicer agrees (i) that it will not change this method of collection without the prior written consent of each Enhancement Provider and Agent and unless the Rating Agency Condition shall have been satisfied; (ii) with respect to amounts deposited into the Lockbox Accounts in respect of a particular day, that it will not transfer such amounts from the Lockbox Accounts until the Servicer has posted all Collections in respect of the Receivables for such day and (iii) concurrently with the transfer of amounts from the Lockbox Accounts in respect of a particular day, the Servicer will make the deposits and transfers required by the terms of this Agreement for such day.

            (x) Negative Pledge. Except for the conveyance here under to the Trustee, the Servicer will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on, any Receivable sold and assigned to the Trust, whether now existing or hereafter created, or any interest therein, and the Servicer shall defend the rights, title and interest of the Trust in, to And under any Receivable sold and assigned to the Trust, whether now existing or hereafter created, against all claims of third parties claiming through or under the Seller or the Servicer.

          (b) Notice of Breach. The representations and warranties set forth in this Section 3.03 shall survive the transfer and assignment of the Receivables to the Trust and the issuance of the Certificates. Upon discovery by the Seller, the Servicer or a Responsible Officer of the Trustee of a breach of any of the representations and warranties set forth in this Section 3.03, the party discovering such breach shall give prompt written notice to the other parties and to any Agent and any Enhancement Providers.

          (c) Purchase. In the event any representation or warranty under Section 3.03(a) (vii) or (viii) is not true and correct in any material respect as of the date specified therein with respect to any Receivable and such breach has a material adverse effect on the Certificateholders' Interest in such Receivable, then, within 30 days (or such longer period as may be agreed to by the Trustee) of the earlier to occur of the discovery of any such event by the Seller or the Servicer, or receipt by the Seller or the Servicer of written notice of any such event given by the Trustee or any Enhancement Provider, the Servicer shall purchase such Receivable on the Determination Date immediately succeeding the expiration of such 30-day period on the terms and conditions set forth in the next succeeding paragraph; provided, however, that no such purchase shall be required to be made with respect to such Receivable if, by the end of such 30-day period (or such longer period as may be agreed to by the Trustee) the breached representation or warranty shall then be true and correct in all material respects and any material adverse effect caused thereby shall have been cured. The Servicer shall effect such purchase by depositing in the Collection Account in immediately available funds an amount equal to the Purchase Price of such Receivable. Any such deposit of such Purchase Price into the Collection Account shall be considered a Transfer Deposit Amount and shall be applied in accordance with the terms of this Agreement.

          Upon each such payment of such Purchase Price, the Trust shall automatically and without further action be deemed to sell, transfer, assign, set over and otherwise convey to the Servicer, without recourse, representation or warranty, all right, title and interest of the Trust in and to such Receivables, all monies due or to become due with respect thereto and all proceeds thereof. Upon the written request of the Servicer, the Trustee shall execute such documents and instruments of transfer or assignment as shall be prepared by the Servicer and take such other actions as shall be reasonably requested by the Servicer to effect the conveyance of any such Receivables pursuant to this Section. The obligation of the Servicer to purchase such Receivables, and to make the deposits required to be made to the Collection Account as provided in the preceding paragraph, shall constitute the sole remedy respecting the event giving rise to such obligation available to Certificateholders (or the Trustee on behalf of Certificateholders), any Agent or any Enhancement Provider.

          SECTION 3.04. Reports and Records for the Trustee. (a) On or before each Distribution Date, with respect to each outstanding Series, the Servicer shall deliver to each Enhancement Provider, each Rating Agency, the Trustee and each Investor
Certificateholder a Distribution Date Statement for such
Distribution Date substantially in the form set forth in the related Supplement.

          (b) The Servicer shall at all times maintain its computer files with respect to the Receivables in such a manner so that the Receivables as a group may be specifically identified. Upon prior request of the Trustee, the Servicer shall make available to the Trustee, at the office of the Servicer selected by the Servicer on any Business Day during the Servicer's normal business hours, any computer programs necessary to make such identifications. Upon prior written notice by the Trustee, the Servicer shall make available at the office of the Servicer selected by the Servicer for inspection by the Trustee on any Business Day during the Servicer's normal business hours its records relating to its servicing of the Receivables.

          SECTION 3.05. Annual Servicer's Certificate. The Servicer will deliver to the Rating Agencies (insofar as Rating Agencies are rating any outstanding Series), the Trustee, each Agent and each Enhancement Provider on or before April 30 of each calendar year, beginning with April 30, 1993, an Officers' Certificate substantially in the form of Exhibit B stating that (a) a review of the activities of the Servicer during the preceding calendar year and of its performance under this Agreement was made under the supervision of the officer signing such certificate and
(b) to the best of such officer's knowledge, based on such review, the Servicer has performed in all material respects its obligations under this Agreement throughout such year, or, if there has been a material default in the performance of any such obligation, specifying each such default known to such officer and the nature and status thereof. A copy of such certificate may be obtained by any Investor Certificateholder by a request in writing to the Trustee addressed to the Corporate Trust Office.

          SECTION 3.06. Annual Independent Public Accountants' Servicing Report. The Servicer shall cause a nationally recognized firm of independent certified public accountants, who may also render other services to the Servicer or to the Seller, to deliver to the Trustee, the Rating Agencies (insofar as Rating Agencies are rating any outstanding Series), each Agent and each Enhancement

Provider on or before April 30 of each year, beginning April 30, 1993, a report addressed to the Board of Directors of the Servicer and to the Trustee, to the effect that such firm has examined the financial statements of the Servicer or, if applicable, the parent corporation of the Servicer, and issued its report thereon and that such examination: (a) was made in accordance with generally accepted auditing standards, and accordingly included such tests of the accounting records and such other auditing procedures as such firm considered necessary in the circumstances, (b) included tests relating to accounts receivable in accordance with generally accepted auditing standards and (c) except as described in the report, disclosed no exceptions or errors in the records relating to accounts receivable that, in the firm's opinion, generally accepted auditing standards requires such firm to report. A copy of such report may be obtained by any Investor Certificateholder by a request in writing to the Trustee addressed to the Corporate Trust Office.

          SECTION 3.07. Tax Treatment. The Seller has entered into this Agreement and the Investor Certificates have been (or will be) issued with the intention that the Investor Certificates will qualify under applicable tax law as indebtedness of FMFC secured by the Receivables. The Seller, each Beneficiary and each Certificateholder and Certificate Owner, by the acceptance of its Certificate or Book-Entry Certificate, as applicable, agrees to treat, and to take no action inconsistent with the treatment of, the Investor Certificates as indebtedness of FMFC secured by the Receivables for federal income taxes, state and local income and franchise taxes, Michigan Single Business tax and any other taxes imposed on or measured by income.

          SECTION 3.08. Notices to Federal-Mogul. In the event Federal-Mogul is no longer acting as Servicer, any Successor Servicer appointed pursuant to Section 10.02 shall deliver or make available to Federal-Mogul, as the case may be, each certificate and report required to be prepared, forwarded or delivered thereafter pursuant to Sections 3.04, 3.05 or 3.06.

          SECTION 3.09. Adjustments. (a) If the Servicer adjusts downward the amount of any Receivable because of a rebate, price adjustment, billing error or other reason (other than the collectibility of such Receivable), then, in any such case, the Pool Balance will be automatically reduced by the amount of the adjustment. Furthermore, if following such a reduction the Net Pool Balance would be less than the Required Participation Amount on the immediately preceding Determination Date (after giving effect to the allocation, distributions, withdrawals and deposits to be made on the Distribution Date following such Determination
Date), then the Seller shall be required to pay an amount equal to such deficiency (up to the amount of such adjustment) into the

Collection Account on the Business Day on which such adjustment or reduction occurs (each such payment an "Adjustment Payment").

          (b) If (i) the Servicer makes a deposit into the Collection Account in respect of a Collection of a Receivable and such Collection was received by the Servicer in the form of a check which is not honored for any reason or (ii) the Servicer makes a mistake with respect to the amount of any Collection and deposits an amount that is less than or more than the actual amount of such Collection, the Servicer shall appropriately adjust the amount subsequently deposited into the Collection Account to reflect such dishonored check or mistake. Any Receivable in respect of which a dishonored check is received shall be deemed not to have been paid.

          SECTION 3.10. Discount. The Trust will purchase Eligible Receivables from the Seller at discounts from the outstanding balances of such Receivables (with respect to each Series, the "Discount Rate"). Subject to the Supplement for any Series, it is intended that the Discount Rate for each Series will be sufficient to pay interest on the Certificates at the Certificate Rate and the Servicing Fee. The Discount Rate for each Series will be specified in the related Supplement. With respect to each Series and any date of determination, Collections will be deemed collections of such discount ("Discount Collections") in an amount equal to the product of the Discount Rate and the aggregate Collections on such date of determination, provided, however, that with respect to each Collection Period, all Collections shall be first deemed Discount Collections allocable to the Investor Certificateholders up to an amount equal to Monthly Interest to be paid on the Distribution Date occurring in the month next succeeding such Collection Period. The remainder of such Collections will be deemed collections of principal ("Principal Collections").

                             ARTICLE IV

                   Rights of Certificateholders and
               Allocation and Application of Collections

          SECTION 4.01. Rights of Certificateholders. The Investor Certificates shall represent fractional undivided interests in the Trust, which, with respect to each Series, shall consist of the right to receive, to the extent necessary to make the required payments with respect to the Investor Certificates of such Series at the times and in the amounts specified in the related Supplement, the portion of Collections allocable to Investor Certificateholders of such Series pursuant to this Agreement and such Supplement, funds on deposit in the Collection Account allocable to Certificateholders of such Series pursuant to this Agreement and such Supplement, funds on deposit in any related Series Account and funds available pursuant to any related Enhancement (collectively, with respect to all Series, the "Certificateholders' Interest"), it being understood that the Investor Certificates of any Series or Class shall not represent any interest in any Series Account or Enhancement for the benefit of any other Series or Class. The Seller's Certificate shall represent the ownership interest in the remainder of the Trust Assets not allocated pursuant to this Agreement or any Supplement to the Certificateholders' Interest, including the right to receive Collections with respect to the Receivables and other amounts at the times and in the amounts specified in this Agreement or in any Supplement to be paid to the Seller on behalf of all holders of the Seller's Certificates (the "Seller's Interest"); provided, however, that the Seller's Certificates shall not represent any interest in the Collection Account, any Series Account or any Enhancement, except as specifically provided in this Agreement or any Supplement.

          SECTION 4.02. Establishment of the Collection Account. The Servicer, for the benefit of the Certificateholders and, subject to the rights of the Certificateholders, the other Beneficiaries, shall cause to be established and maintained in the name of the Trust an Eligible Deposit Account bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders and, subject to the rights of the Certificateholders, the other Beneficiaries (the "Collection Account"). The Trustee shall possess all right, title and interest in all funds from time to time on deposit in, and all Eligible Investments credited to, the Collection Account and in all proceeds thereof. Except as provided herein, the Collection Account shall be under the sole dominion and control of the Trustee for the benefit of the Certificateholders and the other Beneficiaries. If, at any time, the Collection Account ceases to be an Eligible

Deposit Account, the Servicer shall establish a substitute Eligible Deposit Account as the Collection Account, instruct the Trustee to transfer any cash and/or any Eligible Investments to such new Collection Account and, from the date any such substitute account is established, such account shall be the Collection Account. Except as provided herein, neither the Seller nor the Servicer, nor any person or entity claiming by, through or under the Seller or Servicer, shall have any right, title or interest in, or any right to withdraw any amount from, the Collection Account. Pursuant to the authority granted to the Servicer in Section 3.01, the Servicer shall have the power, revocable by the Trustee, to instruct the Trustee to make withdrawals and payments from the Collection Account for the purposes of carrying out the Servicer's or Trustee's duties specified in this Agreement.

          All Eligible Investments shall be held by the Trustee for the benefit of the Certificateholders and the other Beneficiaries. Subject to the Supplement for any Series, funds on deposit in the Collection Account shall at the direction of the Servicer be invested by the Trustee solely in Eligible Investments that will mature or be redeemable so that such funds (a), with respect to amounts held for distribution on the next Distribution Date will be available at the close of business on or before the Business Day next preceding the following Distribution Date and (b), with respect to all other amounts, will be available at the close of business on or before the next Business Day (or on or before 10:00 a.m. on such next Distribution Date or Business Day as the case may be in the case of Eligible Investments in respect of which the Trustee is the obligor). Any request by the Servicer to invest funds on deposit in the Collection Account shall be in writing and shall certify that the requested investment is an Eligible Investment which matures at or prior to the time required hereby. As of each date on which Eligible Investments mature or are redeemed, all interest and other investment earnings (net of losses and investment expenses) on funds on deposit in the Collection Account received on such date shall be credited to the Collection Account. Schedule 2, which is hereby incorporated into and made part of this Agreement, identifies the Collection Account by setting forth the account number of such account, the account designation of such account and the name and location of the Institution with which such account has been established. If a substitute Collection Account is established pursuant to this
Section 4.02, the Servicer shall provide to the Trustee an amended
Schedule 2, setting forth the relevant information for such substitute Collection Account.

          SECTION 4.03. Allocations and Applications of Collections and Other Funds. (a) On or prior to March 31, 1997, the Servicer shall cause all Collections deposited into a Lockbox Account to be deposited directly into the Collection Account as promptly as possible and in no event later than two Business Days after receipt thereof in a Lockbox Account; provided, that payments in a Lockbox Account in the form of a check shall be deposited in the Collection Account no later than two Business Days after such check becomes available funds.

          (b) Subject to the Supplement for any Series and Section 4.04, but notwithstanding anything else in this Agreement to the contrary, with respect to any Collection Period, (i) the Servicer will only be required to deposit Collections into the Collection Account up to the aggregate amount of Collections required to be deposited into all Series Accounts or, without duplication, distributed on the related Distribution Date to all Investor Certificateholders, to each Agent or to each Enhancement Provider pursuant to the terms of any Supplement or Enhancement Agreement and (ii) if at any time prior to such Distribution Date the amount of Collections deposited in the Collection Account exceeds the amount required to be deposited pursuant to clause (i) above, the Servicer will be permitted to withdraw the excess from the Collection Account, including an amount equal to any Monthly
Servicing Fee then owing to it, as well as the Monthly Servicing
Fee payable on the next Distribution Date. In the event Federal-Mogul becomes a debtor in a bankruptcy case, all collections received by the Servicer with respect to the Receivables of a specific obligor will be deposited by the Servicer into the Collection Account as described herein, in the order in which such Receivables were originated.

          (c) Subject to the Supplement for any Series, Principal Collections, Discount Collections, Collections of Defaulted Receivables and Miscellaneous Payments will be allocated to each Series from and after the related Series Cut-Off Date as specified in the related Supplement, and amounts so allocated to any Series will not, except as specified in the related Supplement, be available to the Investor Certificateholders of any other Series. Allocations thereof between the Certificateholders' Interest and the Seller's Interest, among the Series in any group and among the Classes in any Series shall be set forth in the related Supplement or Supplements.

          SECTION 4.04.  Unallocated Principal Collections.
Subject to the Supplement for any Series, on each Distribution Date, (a) the Servicer shall allocate Excess Principal Collections (as described below) to each Series as set forth in the related Supplement and (b) the Servicer shall instruct the Trustee to withdraw from the Collection Account and pay to the Seller (i) an amount equal to the excess, if any, of (x) the aggregate amount for all outstanding Series of Principal Collections which the related Supplements specify are to be treated as "Excess Principal Collections" with respect to such Distribution Date over (y) the aggregate amount for all outstanding Series which the related

Supplements specify are "Principal Shortfalls" with respect to such Distribution Date and, without duplication, (ii) the aggregate amount for all outstanding Series of that portion of Principal Collections which the related Supplements specify are to be allocated and paid to the Seller with respect to such Distribution Date; provided, however, that, in the case of clauses (i) and (ii), such amounts shall be paid to the Seller only if the Net Pool Balance for such Distribution Date (determined after giving effect to any Receivables transferred to the Trust on such date) exceeds the Required Participation Amount for the immediately preceding Determination Date (after giving effect to the allocations, distributions, withdrawals and deposits to be made on such Distribution Date). Any amount held in the Collection Account pursuant to this paragraph because the Net Pool Balance does not exceed the Required Participation Amount ("Unallocated Principal Collection") shall be paid to the Seller at the time the Net Pool Balance exceeds the Required Participation Amount for the immediately preceding Determination Date (after giving effect to the allocations, distributions, withdrawals and deposits to be made on the Distribution Date immediately following such Determination
Date); provided, however, that any Unallocated Principal Collections on deposit in the Collection Account at any time during which any Series is in its amortization period, accumulation period or Early Amortization Period shall be deemed to be "Miscellaneous Payments" and shall be allocated and distributed in accordance with
Section 4.03 and the terms of each Supplement.

                            ARTICLE V

                   Distributions and Reports to
                        Certificateholders

          Distributions shall be made to, and reports shall be provided to, Certificateholders as set forth in the applicable
Supplement.


                              ARTICLE VI

                         The Certificates

          SECTION 6.01. The Certificates. The Investor Certificates of any Series or Class may be issued in bearer form ("Bearer Certificates") with attached interest coupons and one or more special coupons (collectively, the "Coupons") pursuant to
Section 6.11, or in fully registered form ("Registered Certificates") and shall be substantially in the form of the exhibits with respect thereto attached to the applicable Supplement. The FMFC Certificate will be issued in registered form, substantially in the form of Exhibit A, and shall upon issue, be executed and delivered by the Seller to the Trustee for authentication and redelivery as provided in Section 6.02. Except as otherwise provided in any Supplement, Bearer Certificates shall be issued in minimum denominations of $5,000, $50,000 and $100,000 and Registered Certificates shall be issued in minimum denominations of $1,000,000 and in integral multiples of $1,000 in excess thereof. If specified in any Supplement, the Investor Certificates of any Series or Class shall be issued upon initial issuance as a single certificate evidencing the aggregate original principal amount of such Series or Class as described in Section
6.11. The FMFC Certificate shall be initially issued as a single certificate and shall initially represent the entire Seller's Interest. Unless otherwise indicated in any Supplement, each Certificate shall be executed by manual or facsimile signature on behalf of the Seller by its President or any Vice President. Certificates bearing the manual or facsimile signature of the individual who was, at the time when such signature was affixed, authorized to sign on behalf of the Seller shall not be rendered invalid, notwithstanding that such individual ceased to be so authorized prior to the authentication and delivery of such Certificates or does not hold such office at the date of such Certificates. No Certificates shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by or on behalf of the Trustee by the manual signature of a duly authorized signatory (which may be a duly authorized signatory of an authenticating agent appointed by the Trustee), and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Registered Certificates and Seller's Certificates shall be dated the date of their authentication. All Bearer Certificates shall be dated the date of the applicable Series Issuance Date as provided in the related Supplement.

      SECTION 6.02.  Authentication of Certificates.  The
Trustee shall authenticate and deliver the Investor Certificates of each Series and Class that are issued upon original issuance to or upon the order of the Seller against payment to the Seller of the purchase price therefor. The Trustee shall authenticate and deliver the FMFC Certificate to the Seller simultaneously with its delivery of the Investor Certificates of the first Series to be issued hereunder. If specified in the related Supplement for any Series or Class, the Trustee shall authenticate and deliver outside the United States the Global Certificate that is issued upon original issuance thereof.

          SECTION 6.03. New Issuances. (a) The Seller may from time to time direct the Trustee, on behalf of the Trust, to issue one or more new Series of Investor Certificates pursuant to a Supplement. The Investor Certificates of all outstanding Series shall be equally and ratably entitled as provided herein to the benefit of this Agreement without preference, priority or distinction, all in accordance with the terms and provisions of this Agreement and the applicable Supplement except, with respect to any Series or Class, as provided in the related Supplement.

          (b) On or before the Series Issuance Date relating to any new Series, the parties hereto will execute and deliver a Supplement which will specify the Principal Terms of such new Series. The terms of such Supplement may modify or amend the terms of this Agreement solely as applied to such new Series. The obligation of the Trustee to issue the Investor Certificates of such new Series and to execute and deliver the related Supplement is subject to the satisfaction of the following conditions:

            (i) on or before the fifth Business Day immediately preceding the Series Issuance Date, the Seller shall have given the Trustee, the Servicer, each Rating Agency (insofar as Rating Agencies are rating any outstanding Series), any Agent and any Enhancement Provider written notice of such issuance and the Series Issuance Date;

           (ii) the Seller shall have delivered to the Trustee the related Supplement, in form satisfactory to the Trustee, executed by each party hereto other than the Trustee;

          (iii) the Seller shall have delivered to the Trustee any related Enhancement Agreement executed by each of the parties thereto, other than the Trustee;

           (iv) such issuance will not result in the occurrence of an Early Amortization Event and the Seller shall have delivered to the Trustee, any Agent and any Enhancement Provider an Officer's

Certificate, dated the Series Issuance Date (upon which the Trustee may conclusively rely), to the effect that the Seller reasonably believes that such issuance will not result in the occurrence of an Early Amortization Event and is not reasonably expected to result in the occurrence of an Early Amortization Event at any time in the future;
            (v) the Seller shall have delivered to the Trustee an Opinion of Counsel to the effect that the issuance of the Investor Certificates of such Series (A) has been, or need not be, registered under the Securities Act of 1933, as amended, and will not result in the requirement that any other Series of Investor Certificates not registered under the Securities Act of 1933, as amended, be so registered (unless the Seller has elected, in its sole discretion, to register such Certificates), and (B) will not result in the Trust becoming subject to registration as an investment company under the Investment Company Act of 1940, as amended, and (C) will not require this Agreement or the related Supplement to be qualified under the Trust Indenture Act of 1939, as amended;

           (vi) the Seller shall have delivered to the Trustee and any Enhancement Provider a Tax Opinion, dated the Series Issuance
Date, with respect to such issuance; and

          (vii)  Reserved

         (viii) the Seller shall have delivered to the Trustee an Officer's Certificate certifying that the result obtained by multiplying (x) the Seller's Participation Amount by (y) the percentage equivalent of the portion of the Seller's Interest represented by the FMFC Certificate, shall not be less than 2% of the Pool Balance, in each case as of the Series Issuance Date, and after giving effect to such issuance.

Upon satisfaction of the above conditions, the Trustee shall execute the Supplement and the Seller shall execute and deliver the Investor Certificates of such Series for authentication and redelivery to or upon the order of the Seller. Notwithstanding the provisions of this Section 6.03(b), prior to the execution of any Supplement, the Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such Supplement is authorized or permitted by this Agreement and any Supplement related to any outstanding Series. The Trustee may, but shall not be obligated to, enter into any such Supplement which affects the Trustee's own rights, duties or immunities under this Agreement.

          (c) The Seller may surrender the FMFC Certificate to the Trustee in exchange for a newly issued FMFC Certificate and a second certificate (a "Supplemental Certificate"), the terms of which shall be defined in a supplement to this Agreement (which

Supplement shall be subject to Section 13.01 hereof to the extent that it amends any of the terms of this Agreement), to be delivered to or upon the order of the Seller (or the holder of a Supplemental Certificate, in the case of the transfer or exchange thereof, as provided below), upon satisfaction of the following conditions:

            (i) the Seller shall have delivered to the Trustee an Officer's Certificate certifying that the result obtained by multiplying (x) the Seller's Participation Amount by (y) the percentage equivalent of the portion of the Seller's Interest represented by the FMFC Certificate, shall not be less than 2% of the Pool Balance, in each case as of the date of, and after giving effect to, such exchange;

           (ii) the Rating Agency Condition shall have been satisfied with respect to such exchange (or transfer or exchange as provided below); and

          (iii) the Seller shall have delivered to the Trustee, any Agent and any Enhancement Provider a Tax Opinion, dated the date of such exchange (or transfer or exchange as provided below), with respect thereto.

The FMFC Certificate will at all times be beneficially owned by the Seller. Any Supplemental Certificate may be transferred or exchanged only upon satisfaction of the conditions set forth in clauses (ii) and (iii) above.

          SECTION 6.04. Registration of Transfer and Exchange of Certificates. (a) The Trustee shall cause to be kept at the office or agency to be maintained in accordance with the provisions of Section 6.04(b) a register (the "Certificate Register") in which, subject to such reasonable regulations as it may prescribe, a transfer agent and registrar (the "Transfer Agent and Registrar") shall provide for the registration of the Registered Certificates and of transfers and exchanges of the Registered Certificates as herein provided. The Transfer Agent and Registrar shall initially be the Trustee and any co-transfer agent and co-registrar chosen by the Seller and acceptable to the Trustee. If any Investor Certificate is issued as a Global Certificate, the Trustee may, or if and so long as any Series of Investor Certificates are listed on the Luxembourg Stock Exchange and such exchange shall so require, the Trustee shall, appoint a co-transfer agent and co-registrar in Luxembourg or another European city. Any reference in this Agreement to the Transfer Agent and Registrar shall include any co-transfer agent and co-registrar unless the context requires otherwise.

          Subject to paragraph (c) below, upon surrender for registration of transfer of any Registered Certificate at any office or agency of the Transfer Agent and Registrar maintained for such purpose, one or more new Registered Certificates (of the same Series and Class) in authorized denominations of like aggregate fractional undivided interests in the Certificateholders' Interest shall be executed, authenticated and delivered, in the name of the designated transferee or transferees.

          At the option of a Registered Certificateholder, Registered Certificates may be exchanged for other Registered Certificates (of the same Series and Class) of authorized denominations of like aggregate fractional undivided interests in the Certificateholders' Interest, upon surrender of the Registered Certificates to be exchanged at any such office or agency maintained for that purpose; Registered Certificates, including Registered Certificates received in exchange for Bearer Certificates, may not be exchanged for Bearer Certificates. At the option of the Holder of a Bearer Certificate, subject to applicable laws and regulations, Bearer Certificates may be exchanged for other Bearer Certificates or Registered Certificates (of the same Series and Class) of authorized denominations of like aggregate fractional undivided interests in the Certificateholders' Interest, upon surrender of the Bearer Certificates to be exchanged at an office or agency of the Transfer Agent and Registrar located outside the United States. Each Bearer Certificate surrendered pursuant to this Section shall have attached thereto all unmatured Coupons; provided that any Bearer Certificate, so surrendered after the close of business on the Record Date preceding the relevant Distribution Date after the expected final Distribution Date need not have attached the Coupon relating to such Distribution Date (in each case, as specified in the applicable Supplement).

          The preceding provisions of this Section notwithstanding, the Trustee or the Transfer Agent and Registrar, as the case may be, shall not be required to register the transfer of or exchange any Certificate for a period of 15 days preceding the due date for any payment with respect to the Certificate.

          Whenever any Investor Certificates are so surrendered for exchange, the Seller shall execute, and the Trustee shall authenticate and deliver (in the case of Bearer Certificates, outside the United States) the Investor Certificates which the Investor Certificateholder making the exchange is entitled to receive. Every Investor Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in a form satisfactory to the Trustee and the Transfer Agent and Registrar duly executed by the Investor Certificateholder or the attorney-in-fact thereof duly authorized in writing.

          No service charge shall be made for any registration of transfer or exchange of Investor Certificates, but the Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any such transfer or exchange.

          All Investor Certificates (together with any Coupons) surrendered for registration of transfer and exchange or for payment shall be canceled and disposed of in a manner satisfactory to the Trustee. The Trustee shall cancel and destroy any Global Certificate upon its exchange in full for Definitive Euro-Certificates and shall deliver a certificate of destruction to the Seller. Such certificate shall also state that a certificate or certificates of a Foreign Clearing Agency to the effect referred to in Section 6.11 was received with respect to each portion of the Global Certificate exchanged for Definitive Euro-Certificates.

          The Seller shall execute and deliver to the Trustee
Bearer Certificates and Registered Certificates in such amounts and at such times as are necessary to enable the Trustee to fulfill its responsibilities under this Agreement and the Certificates.

          (b) The Transfer Agent and Registrar will maintain at its expense in the Borough of Manhattan, The City of New York, an office or agency where Investor Certificates may be surrendered for registration of transfer or exchange (except that Bearer Certificates may not be surrendered for exchange at any such office or agency in the United States).

          (c) (i) Registration of transfer of Investor Certificates containing a legend to the effect set forth on Exhibit C-1 shall be effected only if such transfer is made pursuant to an effective registration statement under the Securities Act, or is exempt from the registration requirements under the Securities Act.

In the event that registration of a transfer is to be made in reliance upon an exemption from the registration requirements under the Securities Act, the transferor or the transferee shall deliver, at its expense, to the Seller, the Servicer and the Trustee, (A) an Opinion of Counsel to the effect that the proposed transfer is in compliance with (or exempt from) such registration requirements or
(B) an investment letter from the transferee, substantially in the form attached to the applicable Supplement, that such transfer is being made pursuant to an exemption from the registration requirements of the Securities Act (upon which the Trustee may conclusively rely for purposes of verifying such exemption) and no registration of transfer shall be made until such letter is so delivered.

          Investor Certificates issued upon registration of transfer of, or Investor Certificates issued in exchange for, Investor Certificates bearing the legend referred to above shall also bear such legend unless the Seller, the Servicer, the Trustee and the Transfer Agent and Registrar receive an Opinion of Counsel, satisfactory to each of them, to the effect that such legend may be removed.

          Whenever an Investor Certificate containing the legend referred to above is presented to the Transfer Agent and Registrar for registration of transfer, the Transfer Agent and Registrar shall promptly seek instructions from the Servicer regarding such transfer and shall be entitled to receive and conclusively rely upon instructions signed by a Servicing Officer prior to registering any such transfer. The Seller hereby agrees to indemnify the Transfer Agent and Registrar and the Trustee and to hold each of them harmless against any loss, liability or expense incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by them in relation to any such instructions furnished pursuant to this clause
(i).

            (ii) Registration of transfer of Investor Certificates containing a legend to the effect set forth on Exhibit C-2 shall be effected only if such transfer is made to a Person which is not an employee benefit plan, trust or account, including an individual retirement account, that is subject to ERISA or that is described in Section 4975(e)(1) of the Code or an entity whose underlying assets include plan assets by reason of a plan's investment in such entity (a "Benefit Plan"). By accepting and holding any such Investor Certificate, an Investor Certificateholder shall be deemed to have represented and warranted that it is not a Benefit Plan.
By acquiring any interest in a Book-Entry Certificate, a Certificate Owner shall be deemed to have represented and warranted that it is not a Benefit Plan.

          (d) Notwithstanding any other provision of this Section 6.04, no registration of transfer of any Investor Certificate shall be made unless the transferor or the transferee shall deliver, at its expense, to the Seller, the Servicer and the Trustee, a representation letter, substantially in the form attached to the applicable Supplement, stating whether such transferee is a "benefit plan investor" as defined in Section 2510.3-101(f)(2) of the Labor Regulations promulgated under ERISA. The Transfer Agent and Registrar will maintain, as a part of the Certificate Register, a list of all Registered Certificateholders that are benefit plan investors. The Transfer Agent and Registrar will not register the transfer of any Investor Certificate if, immediately after the registration of transfer of such Investor Certificate, more than 23% of the outstanding principal balance of the Investor

Certificates of all Series are held by benefit plan investors. Notwithstanding anything else to the contrary herein, any purported transfer of an Investor Certificate to a benefit plan investor in violation of the preceding sentence shall be void and of no effect.

          SECTION 6.05. Mutilated Destroyed Lost or Stolen Certificates. If (a) any mutilated Certificate (together, in the case of Bearer Certificates, with all unmatured Coupons (if any) appertaining thereto) is surrendered to the Transfer Agent and Registrar or the Transfer Agent and Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there is delivered to the Transfer Agent and Registrar and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee that such Certificate has been acquired by a bona fide purchaser, the Seller shall execute, and the Trustee shall authenticate and deliver (in the case of Bearer Certificates, outside the United States), in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and aggregate fractional undivided interest. In connection with the issuance of any new Certificate under this Section, the Trustee or the Transfer Agent and Registrar may require the payment by the Certificateholder of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and Transfer Agent and Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

          SECTION 6.06. Persons Deemed Owners. The Trustee, the Transfer Agent and Registrar and any agent of any of them may
(a) prior to due presentation of a Registered Certificate for registration of transfer, treat the Person or Persons in whose name any Registered Certificate is registered as the owner of such Registered Certificate for the purpose of receiving distributions pursuant to the terms of the applicable Supplement and for all other purposes whatsoever, and (b) treat the bearer of a Bearer Certificate or Coupon as the owner of such Bearer Certificate or Coupon for the purpose of receiving distributions pursuant to the terms of the applicable Supplement and for all other purposes whatsoever; and, in any such case, neither the Trustee, the Transfer Agent and Registrar nor any agent of any of them shall be affected by any notice to the contrary. Notwithstanding the foregoing, in determining whether the Holders of the requisite Investor Certificates have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Certificates owned by the Seller, the Servicer, any other Holder of a Seller's Certificate or any Affiliate thereof, shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Certificates which a Responsible Officer of the Trustee knows to be so owned shall be so disregarded. Certificates so owned which have been pledged in good faith shall not be disregarded and may be regarded as outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Certificates and that the pledgee is not the Seller, the Servicer, any other holder of a Seller's Certificate or any Affiliate thereof.

          SECTION 6.07.  Access to List of Registered
Certificateholders' Names and Addresses. The Trustee will furnish or cause to be furnished by the Transfer Agent and Registrar to the Servicer, within five Business Days after receipt by the Trustee of a written request therefor, a list in such form as the Servicer may reasonably require, of the names and addresses of the Registered Certificateholders of any Series. If three or more Holders of Investor Certificates (the "Applicants") apply to the Trustee, and such application states that the Applicants desire to communicate with other Investor Certificateholders with respect to their rights under this Agreement or any Supplement or under the Investor Certificates and is accompanied by a copy of the communication which such Applicants propose to transmit, then the Trustee, after having been indemnified to its reasonable satisfaction by such Applicants for its costs and expenses, shall afford or shall cause the Transfer Agent and Registrar to afford such Applicants access during normal business hours to the most recent list of Registered Certificateholders of such Series or all outstanding Series, as applicable, held by the Trustee, within five Business Days after the receipt of such application. Such list shall be as of a date no more than 45 days prior to the date of receipt of such Applicants' request.

          Every Registered Certificateholder, by receiving and holding a Registered Certificate, agrees with the Trustee that neither the Trustee, the Transfer Agent and Registrar, nor any of their respective agents, shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Registered Certificateholders hereunder, regardless of the sources from which such information was derived.

          SECTION 6.08. Book-Entry Certificates. Unless otherwise specified in the related Supplement for any Series or Class, the Investor Certificates, upon original issuance, shall be issued in the form of one or more typewritten Investor Certificates representing the Book-Entry Certificates, to be delivered to the Depository, by, or on behalf of, the Seller. The Investor

Certificates shall initially be registered on the Certificate Register in the name of the Depository or its nominee, and no Certificate Owner will receive a definitive certificate representing such Certificate Owner's interest in the Investor Certificates, except as provided in Section 6.10. Unless and until definitive, fully registered Investor Certificates ("Definitive Certificates") have been issued to the applicable Certificate Owners pursuant to Section 6.10 or as otherwise specified in any such Supplement:

          (a) the provisions of this Section shall be in full force and effect with respect to such Series;

          (b) the Seller, the Servicer and the Trustee may deal with the Depository and the Depository Participants for all purposes (including the making of distributions) as the authorized representatives of the respective Certificate Owners;

          (c) to the extent that the provisions of this Section conflict with any other provisions of this Agreement, the provisions of this Section shall control; and

          (d) the rights of the respective Certificate Owners of each such Series shall be exercised only through the Depository and the Depository Participants and shall be limited to those established by law and agreements between such Certificate Owners and the Depository and/or the Depository Participants. Pursuant to the Depository Agreement applicable to such Series, unless and until Definitive Certificates are issued pursuant to Section 6.10, the Depository will make book-entry transfers among the Depository Participants and receive and transmit distributions of principal and interest on the related Investor Certificates to such Depository Participants.

          For purposes of any provision of this Agreement requiring or permitting actions with the consent of, or at the direction of, Investor Certificateholders evidencing a specified percentage of the aggregate unpaid principal amount of Investor Certificates, such direction or consent may be given by Certificate Owners (acting through the Depository and the Depository Participants) owning Investor Certificates evidencing the requisite percentage of principal amount of Investor Certificates.

          SECTION 6.09. Notices to Depository. Whenever any notice or other communication is required to be given to Investor Certificateholders of any Series or Class with respect to which Book-Entry Certificates have been issued, unless and until Definitive Certificates shall have been issued to the related Certificate Owners, the Trustee shall give all such notices and communications to the applicable Depository for distribution to Certificateholders.

          SECTION 6.10. Definitive Certificates. If Book-Entry Certificates have been issued with respect to any Series or Class and (a) the Seller Advises the Trustee that the Depository is no longer willing or able to discharge properly its responsibilities under the Depository Agreement with respect to such Series or Class and the Trustee or the Seller is unable to locate a qualified successor, (b) the Seller, at its option, advises the Trustee that it elects to terminate the book-entry system with respect to such Series or Class through the Depository or (c) after the occurrence of a Servicer Default, Certificate Owners of such Series or Class evidencing not less than 50% of the aggregate unpaid principal amount of such Series or Class advise the Trustee and the Depository through the Depository Participants that the continuation of a book-entry system with respect to the Investor Certificates of such Series or Class through the Depository is no longer in the best interests of the Certificate Owners with respect to such Certificates, then the Trustee shall notify all Certificate Owners of such Certificates, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of any such Certificates by the Depository, accompanied by registration instructions from the Depository for registration, the Trustee shall authenticate and deliver Such Definitive Certificates. Neither the Seller nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of such Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates, and the Trustee shall recognize the Holders of such Definitive Certificates as Investor Certificateholders hereunder.

          SECTION 6.11 Global Certificate; Exchange Date. (a) If specified in the related Supplement for any Series or Class, the Investor Certificates will initially be issued in the form of a single temporary global Certificate (the "Global Certificate") in bearer form, without interest coupons, in the denomination of the entire aggregate principal amount of such Series or Class and substantially in the form set forth in the exhibit with respect thereto attached to the related Supplement. The Global Certificate will be authenticated by the Trustee upon the same conditions, in substantially the same manner and with the same effect as the Definitive Certificates. The Global Certificates may be exchanged as described below for Bearer or Registered Certificates in definitive form (the "Definitive Euro-Certificates").

          (b) The Manager shall, upon its determination of the date of completion of the distribution of the Investor Certificates of such Series or Class, so advise the Trustee, the Seller, the Common Depositary, and each Foreign Clearing Agency forthwith. Without unnecessary delay, but in any event not prior to the Exchange Date, the Seller will execute and deliver to the Trustee at its London office or its designated agent outside the United States definitive Bearer Certificates in an aggregate principal amount equal to the entire aggregate principal amount of such Series or Class. All Bearer Certificates so issued and delivered will have Coupons attached. The Global Certificate may be exchanged for an equal aggregate principal amount of Definitive Euro-Certificates only on or after the Exchange Date. A United States institutional investor may exchange the portion of the Global Certificate beneficially owned by it only for an equal aggregate principal amount of Registered Certificates bearing the applicable legend set forth in the form of Registered Certificate attached to the related Supplement and having a minimum denomination of $500,000, which may be in temporary form if the Seller so elects. The Seller may waive the $500,000 minimum denomination requirement in writing if it so elects. Upon any demand for exchange for Definitive Euro-Certificates in accordance with this paragraph, the Seller shall direct the Trustee in writing to authenticate and deliver the Definitive Euro-Certificates to the Holder (x) outside the United States, in the case of Bearer Certificates, and (y) according to the instructions of the Holder,in the case of Registered Certificates, but in either case only upon presentation to the Trustee of a written statement substantially in the form of Exhibit E-1 with respect to the Global Certificate or portion thereof being exchanged, signed by a Foreign Clearing Agency and dated on the Exchange Date or a subsequent date, to the effect that it has received in writing or by tested telex a certification substantially in the form of (i) in the case of beneficial ownership of the Global Certificate or a portion thereof being exchanged by a United States institutional investor pursuant to the second preceding sentence, the certificate in the form of Exhibit E-2 signed by the Manager which sold the relevant Certificates or (ii) in all other cases, the certificate in the form of Exhibit E-3, the certificate referred to in this clause
(ii) being dated on the earlier of the first actual payment of interest in respect of such Certificates and the date of the delivery of such Certificate in definitive form. Upon receipt of such certification, the Trustee shall cause the Global Certificate to be endorsed in accordance with paragraph (d) below. Any exchange as provided in this Section shall be made free of charge to the Holders and the beneficial owners of the Global Certificate and to the beneficial owners of the Definitive Euro-Certificates issued in exchange, except that a Person receiving Definitive Euro-Certificates must bear the cost of insurance, postage, transportation and the like in the event that such Person does not receive such Definitive Euro-Certificates in person at the offices of a Foreign Clearing Agency.

          (c) The delivery to the Trustee by a Foreign Clearing Agency of any written statement referred to above may be relied upon by the Seller and the Trustee as conclusive evidence that a corresponding certification or certifications has or have been delivered to such Foreign Clearing Agency pursuant to the terms of this Agreement.

          (d) Upon any such exchange of all or a portion of the Global Certificate for a Definitive Euro-Certificate or
Certificates, such Global Certificate shall be endorsed by or on behalf of the Trustee to reflect the reduction of its principal amount by an amount equal to the aggregate principal amount of such Definitive Euro-Certificate or Certificates. Until so exchanged in full, such Global Certificate shall in all respects be entitled to the same benefits under this Agreement as Definitive Euro-Certificates authenticated and delivered hereunder except that the beneficial owners of such Global Certificate shall not be entitled to receive payments of interest on the Certificates until they have exchanged their beneficial interests in such Global Certificate for Definitive Euro-Certificates.

          SECTION 6.12. Meetings of Certificateholders. (a) If at the time any Bearer Certificates are issued and outstanding with respect to any Series or Class to which any meeting described below relates, the Servicer or the Trustee may at any time call a meeting of Investor Certificateholders of any Series or Class or of all Series, to be held at such time and at such place as the Servicer or the Trustee, as the case may be, shall determine, for the purpose of approving a modification of or amendment to, or obtaining a waiver of any covenant or condition set forth in, this Agreement, any Supplement or the Investor Certificates or of taking any other action permitted to be taken by Investor Certificateholders hereunder or under any Supplement. Notice of any meeting of Investor Certificateholders, setting forth the time and place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given in accordance with
Section 13.05, the first mailing and publication to be not less than 20 nor more than 180 days prior to the date fixed for the meeting. To be entitled to vote at any meeting of Investor Certificateholders a Person shall be (i) a Holder of one or more Investor Certificates of the applicable Series or Class or (ii) a Person appointed by an instrument in writing as proxy by the Holder of one or more such Investor Certificates. The only Persons who shall be entitled to be present or to speak at any meeting of Investor Certificateholders shall be the Persons entitled to vote at such meeting and their counsel and any representatives of the Seller, the Servicer and the Trustee and their respective counsel.

          (b) At a meeting of Investor Certificateholders, Persons entitled to vote Investor Certificates evidencing a majority of the aggregate unpaid principal amount of the applicable Series or Class or all outstanding Series, as the case may be, shall constitute a quorum. No business shall be transacted in the absence of a quorum, unless a quorum is present when the meeting is called to order. In the absence of a quorum at any such meeting, the meeting may be adjourned for a period of not less than 10 days; in the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days; at the reconvening of any meeting further adjourned for lack of a quorum, the Persons entitled to vote Investor Certificates evidencing at least 25% of the aggregate unpaid principal amount of the applicable Series or Class or all outstanding Series, as the case may be, shall constitute a quorum for the taking of any action set forth in the notice of the original meeting. Notice of the reconvening of any adjourned meeting shall be given as provided above except that such notice must be given not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage of the aggregate principal amount of the outstanding applicable Investor Certificates which shall constitute a quorum.

          (c) Any Investor Certificateholder who has executed an instrument in writing appointing a Person as proxy shall be deemed to be present for the purposes of determining a quorum and be deemed to have voted; provided that such Investor Certificateholder shall be considered as present or voting only with respect to the matters covered by such instrument in writing. Subject to the provisions of Section 13.01, any resolution passed or decision taken at any meeting of Investor Certificateholders duly held in accordance with this Section shall be binding on all Investor Certificateholders whether or not present or represented at the meeting.

          (d) The holding of Bearer Certificates shall be proved by the production of such Bearer Certificates or by a certificate, satisfactory to the Servicer, executed by any bank, trust company or recognized securities dealer, wherever situated, satisfactory to the Servicer. Each such certificate shall be dated and shall state that on the date thereof a Bearer Certificate bearing a specified serial number was deposited with or exhibited to such bank, trust company or recognized securities dealer by the Person named in such certificate. Any such certificate may be issued in respect of one or more Bearer Certificates specified therein. The holding by the Person named in any such certificate of any Bearer Certificate specified therein shall be presumed to continue for a period of one year from the date of such certificate unless at the time of any determination of such holding (i) another certificate bearing a later date issued in respect of the same Bearer Certificate shall be produced, (ii) the Bearer Certificate specified in such certificate shall be produced by some other Person or (iii) the Bearer Certificate specified in such certificate shall have ceased to be outstanding. The appointment of any proxy shall be proved by having the signature of the Person executing the proxy guaranteed by any bank, trust company or recognized securities dealer satisfactory to the Trustee.

          (e) The Trustee shall appoint a temporary chairman of the meeting. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Holders of Investor Certificates evidencing a majority of the aggregate unpaid principal amount of Investor Certificates of the applicable Series or Class or all outstanding Series, as the case may be, represented at the meeting. No vote shall be cast or counted at any meeting in respect of any Investors Certificate challenged as not outstanding and ruled by the chairman of the meeting to be not outstanding.
The chairman of the meeting shall have no right to vote except as an Investor Certificateholder or proxy. Any meeting of Investor Certificateholders duly called at which a quorum is present may be adjourned from time to time, and the meeting may be held as so adjourned without further notice.

          (f) The vote upon any resolution submitted to any meeting of Investor Certificateholders shall be by written ballot on which shall be subscribed the signatures of Investor Certificateholders or proxies and on which shall be inscribed the serial number or numbers of the Investor Certificates held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Investor Certificateholders shall be prepared by the secretary of the Meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was published as provided above. The record shall be signed and verified by the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Servicer and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

          SECTION 6.13.  Appointment of Paying Agent.  (a )The
Trustee may appoint one or more Paying Agents from time to time.

The Paying Agent shall make distributions to Investor Certificateholders pursuant to Article V. Any Paying Agent shall have the revocable power to withdraw funds from the Collection Account and any Series Accounts for the purpose of making distributions referred to above. The Trustee may revoke such power and remove the Paying Agent if the Trustee determines in its sole discretion that the Paying Agent shall have failed to perform its obligations under this Agreement in any material respect. The Paying Agent shall initially be the Trustee. The Trustee shall be permitted to resign as Paying Agent upon 30 days' written notice to the Seller and the Servicer. In the event that the Trustee shall no longer be the Paying Agent, the initial Seller or the Servicer or, in the event that Successor Servicer shall have been appointed, the Trustee, shall appoint a successor. The provisions of Sections 11.01, 11.02 and 11.03 shall apply to the Trustee also in its role as Paying Agent, for so long as the Trustee shall act as Paying Agent.

          (b) The Trustee hereby agrees, and shall cause the Paying Agent (if other than the Trustee) to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that the Paying Agent will hold all sums, if any, held by it for payment to the Investor Certificateholders in trust for the benefit of the Investor Certificateholders entitled thereto until such sums shall be paid to such Certificateholders and shall agree, and if the Trustee shall be the Paying Agent, it hereby agrees, to comply with all requirements of the Code regarding the withholding of payments in respect of federal income taxes by the Trustee.

          SECTION 6.14. Authenticating Agent. (a) The Trustee may appoint one or more authenticating agents with respect to the Certificates which shall be authorized to act on behalf of the Trustee in authenticating the Certificates in connection with the issuance, delivery, registration of transfer, exchange or repayment of the Certificates. Whenever reference is made in this Agreement to the authentication of Certificates by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication on behalf of the Trustee by an authenticating agent and a certificate of authentication executed on behalf of the Trustee by an authenticating agent. Each authenticating agent must be acceptable to the Seller and the Servicer.

          (b) Any institution succeeding to the corporate agency business of an authenticating agent shall continue to be an authenticating agent without the execution or filing of any paper or any further act on the part of the Trustee or such authenticating agent.

          (c) An authenticating agent may at any time resign by giving written notice of resignation to the Trustee, the Seller and the Servicer. The Trustee may at any time terminate the agency of an authenticating agent by giving notice of termination to such authenticating agent to the Seller and the Servicer. Upon receiving such a notice of resignation or upon such a termination, or in case at any time an authenticating agent shall cease to be acceptable to the Trustee, the Seller and the Servicer, the Trustee promptly may appoint a successor authenticating agent. Any successor authenticating agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an authenticating agent. No successor authenticating agent shall be appointed unless acceptable to the Trustee, the Seller and the Servicer.

          (d) The Seller agrees to pay each authenticating agent from time to time reasonable compensation for its services under this Section 6.14.

          (e) The provisions of Sections 11.01, 11.02 and 11.03 shall be applicable to any authenticating agent.

          (f)  Pursuant to an appointment made under this Section
16.14, the Certificates may have endorsed thereon, in lieu of the Trustee's certificate of authentication, an alternate certificate of Authentication in substantially the following form:



                    Certificate of Authentication

          This is one of the Certificates described in the Pooling and Servicing Agreement.


                                 ------------------------------
                                 [Name of Authenticating Agent]

                                 as Authenticating Agent for
                                 the Trustee,

                                 By:---------------------------
                                    Authorized Officer

                                 ARTICLE VII
                             Other Matters Relating
                                 to the Seller

          SECTION 7.01. Liabilities of the Seller. The Seller shall be liable for all obligations, covenants, representations and warranties of the Seller arising under or related to this Agreement. Except as provided in the preceding sentence, the Seller shall be liable only to the extent of the obligations specifically undertaken by it in its capacity as Seller hereunder.

          SECTION 7.02. Limitation on Liability of the Seller. Subject to Section 7.03, neither the Seller nor any of the directors or officers or employees or agents of the Seller in its capacity as Seller shall be under any liability to the Trust, the Trustee, the Certificateholders or any other Person for any action taken or for refraining from the taking of any action in the capacity as Seller pursuant to this Agreement whether arising from express or implied duties under this Agreement; provided, however, that this provision shall not protect the Seller or any such person against any liability which would otherwise be imposed by reason of wilful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Seller and any director or officer or employee or agent of the Seller may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

          SECTION 7.03. Seller Indemnification of the Trust and the Trustee. The Seller shall indemnify and hold harmless the Trust, for the benefit of the Certificateholders and the other Beneficiaries, and the Trustee (including its directors, officers, employees and agents), from and against any loss, liability, expense, damage or injury suffered or sustained by reason of any acts, omissions or alleged acts or omissions arising out of activities of the Trust or the Trustee pursuant to this Agreement, including any judgment, award, settlement, reasonable attorneys' fees and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim; provided, however, that the Seller shall not indemnify the Trust or the Trustee if such acts, omissions or alleged acts or omissions constitute fraud, gross negligence, breach of fiduciary duty or wilful misconduct by the Trustee; and provided further that the Seller shall not indemnify the Trust, the Trustee or the Certificateholders or any other Beneficiaries for any liabilities, cost or expense of the Trust with respect to any action taken by the Trustee at the request of any such Certificateholders or other Beneficiaries to the extent the Trustee is fully indemnified by such Certificateholders or other Beneficiaries with respect to such action or with respect to any federal, state or local income or franchise taxes (or any interest or penalties with respect thereto) required to be paid by the Trust or any Certificateholder or other Beneficiary in connection herewith to any taxing authority. Any indemnification pursuant to this Article VII shall only be from (i) the excess of the Seller's Interest for any date of determination over the Required Participation Amount as of such date and (ii) any other assets of the Seller not pledged to third parties or otherwise encumbered in a manner permitted by the Seller's Certificate of Incorporation and shall only be made after payment in full of any amounts that the Seller is obligated to deposit in the Collection Account pursuant to this Agreement. Any indemnification under this Article VII shall survive the resignation or removal of the Trustee and the termination of this Agreement.

                           ARTICLE VIII

                        Other Matters Relating
                           to the Servicer

          SECTION 8.01. Liability of the Servicer. The Servicer shall be liable under this Article VIII only to the extent of the obligations specifically undertaken by the Servicer in its capacity as Servicer.

          SECTION 8.02. Merger or Consolidation of, or Assumption of, the Obligations of the Servicer. The Servicer shall not consolidate with or merge into any other corporation or convey or transfer its properties and assets substantially as an entirety to any Person, unless:

               (a) the corporation formed by such consolidation or into which the Servicer is merged or the Person which acquires by conveyance or transfer the properties and assets of the Servicer substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America or any State or the District of Columbia and, if the Servicer is not the surviving entity, such corporation shall assume, without the execution or filing of any paper or any further act on the part of any of the parties hereto, the performance of every covenant and obligation of the Servicer hereunder; and

               (b) the Servicer has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance or transfer comply with this
Section 8.02 and that all conditions precedent herein provided for relating to such transaction have been complied with.

          SECTION 8.03. Limitation on Liability of the Servicer and Others. Except as provided in Section 8.04, neither the Servicer nor any of the directors or officers or employees or agents of the Servicer, shall be under any liability to the Trust, the Trustee, the Certificateholders or any other Person for any action taken or for refraining from the taking of any action in its capacity as Servicer pursuant to this Agreement; provided, however, that this provision shall not protect the Servicer or any such Person against any liability which would otherwise be imposed by reason of wilful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Servicer and any director or officer or employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Receivables in accordance with this Agreement which in its reasonable opinion may involve it in any expense or liability.

          SECTION 8.04. Servicer Indemnification of the Trust and the Trustee. The Servicer shall indemnify and hold harmless the Trust, for the benefit of the Certificateholders and the other Beneficiaries, and the Trustee (including its directors, officers, employees and agents), from and against any loss, liability, expense, damage or injury suffered or sustained by reason of any acts, omissions or alleged acts or omissions arising out of activities of the Servicer, the Trust or the Trustee pursuant to this Agreement, including any judgment, award, settlement, reasonable attorneys' fees and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim; provided, however, that the Servicer shall not indemnify the Trust or the Trustee if such acts, omissions or alleged acts or omissions constitute fraud, gross negligence, breach of fiduciary duty or wilful misconduct by the Trustee; and provided further that the Servicer shall not indemnify the Trust, the Trustee or the Certificateholders or the other Beneficiaries for any liabilities, cost or expense of the Trust with respect to any action taken by the Trustee at the request of the Certificateholders or any other Beneficiaries to the extent the Trustee is fully indemnified by such Certificateholders or other Beneficiaries with respect to such action or with respect to any federal, state or local income or franchise taxes (or any interest or penalties with respect thereto) required to be paid by the Trust or the Certificateholders or the other Beneficiaries in connection herewith to any taxing authority. Any indemnification under this
Article VIII shall survive the termination of this Agreement and the resignation and removal of the Trustee.

          SECTION 8.05. The Servicer Not to Resign. The Servicer shall not resign from the obligations and duties hereby imposed on it except upon determination that (a) the performance of its duties hereunder is no longer permissible under applicable law and (b) there is no reasonable action which the Servicer could take to make the performance of its duties hereunder permissible under applicable law. Any such determination permitting the resignation of the Servicer shall be evidenced as to clause (a) above by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation shall become effective until the Trustee or a Successor Servicer shall have assumed the responsibilities and obligations of the Servicer in accordance with Section 10.02 hereof. If the Trustee is unable within 120 days of the date of such determination to appoint a Successor Servicer, the Trustee shall serve as Successor Servicer hereunder.

      SECTION 8.06. Access to Certain Documentation and Information Regarding the Receivables. The Servicer shall provide to the Trustee access to the documentation regarding the Receivables in such cases where the Trustee is required in connection with the enforcement of the rights of the Certificateholders, or by applicable statutes or regulations, to review such documentation, such access being afforded without charge but only (a) upon reasonable request, (b) during normal business hours, (c) subject to the Servicer's normal security and confidentiality procedures and (d) at offices designated by the Servicer. Nothing in this Section 8.06 shall derogate from the obligation of the Seller, the Trustee or the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors and the failure of the Servicer to provide access as provided in this Section 8.06 as a result of such obligation shall not constitute a breach of this Section 8.06.

          SECTION 8.07. Delegation of Duties. Subject to Section 3.01, in the ordinary course of business, the Servicer may at any time delegate any duties hereunder to any Person who agrees to conduct such duties in accordance with this Agreement. The Servicer shall give prompt written notice of any such delegation of a material function to the Trustee, any Rating Agency, any Agent and any Enhancement Providers. Such delegation shall not relieve the Servicer of its liability and responsibility with respect to such duties, and shall not constitute a resignation within the meaning of Section 8.05 and the Rating Agency Condition shall have been satisfied with respect to such delegation prior to such delegation.

          SECTION 8.08. Examination of Records. The Seller and the Servicer shall indicate generally in its computer files or other records that the Receivables have been conveyed to the Trust pursuant to this Agreement for the benefit of the Certificateholders and the other Beneficiaries. The Seller and the Servicer shall, prior to the sale or transfer to a third party of any receivable held in its custody, examine its computer and other records to determine that such receivable is not a Receivable.

                                 ARTICLE IX

                          Early Amortization Events

          SECTION 9.01. Early Amortization Events. If any one of the following events shall occur:

          (a) the Seller or the Servicer (or Federal-Mogul, if it is not the Servicer) shall file a petition commencing a voluntary case under any chapter of the Federal bankruptcy laws; or the Seller or the Servicer (or Federal-Mogul, as aforesaid) shall file a petition or answer or consent seeking reorganization, arrangement, adjustment, or composition under any other similar applicable federal law, or shall consent to the filing of any such petition, answer, or consent; or the Seller or the Servicer (or Federal-Mogul, as aforesaid) shall appoint, or consent to the appointment of, a custodian, receiver, liquidator, trustee, assignee, sequestrator or other similar official in bankruptcy or insolvency of it or of any substantial part of its property; or the Seller or the Servicer (or Federal-Mogul, as aforesaid) shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due;

          (b) any order for relief against the Seller or the Servicer (or Federal-Mogul, if it is not the Servicer) shall have been entered by a court having jurisdiction in the premises under any chapter of the Federal bankruptcy laws, and such order shall have continued undischarged or unstayed for a period of 60 days; or a decree or order by a court having jurisdiction in the premises shall have been entered approving as properly filed a petition seeking reorganization, arrangement, adjustment, or composition of the Seller or the Servicer (or Federal-Mogul, as aforesaid) under any other similar applicable federal law, and such decree or order shall have continued undischarged or unstayed for a period of 120 days; or a decree or order of a court having jurisdiction in the premises for the appointment of a custodian, receiver, liquidator, trustee, assignee, sequestrator, or other similar official in bankruptcy or insolvency of the Seller or the Servicer (or Federal-Mogul, as aforesaid) or of any substantial part of its property or for the winding up or liquidation of its affairs, shall have been entered, and such decree or order shall have remained in force undischarged or unstayed for a period of 120 days;

          (c) failure on the part of the Seller, the Servicer or Federal-Mogul, as applicable, (i) to make any payment or deposit (including any Transfer Deposit Amount or Adjustment Payment) required by the terms of this Agreement or the Receivables Purchase Agreements on or before the date occurring two Business Days after the date such payment or deposit is required to be made herein, or
(ii) With respect to any Series, to deliver a Distribution Date Statement within five Business Days of the day such item is due to be delivered under this Agreement, or (iii) duly to observe or perform in any material respect the covenant of the Seller set forth in Section 2.05(a) or (iv) duly to observe or perform in any material respect any other covenants or agreements of the Seller or the Servicer, as the case may be, set forth in this Agreement or the Receivables Purchase Agreements, which failure in the case of this clause (iv) has a materially adverse effect on the Investor Certificate holder and continue unremedied for a period of 45 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been received by the Seller from the Trustee or by the Seller and the Trustee from any Enhancement Provider;

          (d) any representation or warranty made by Federal-Mogul in the Receivables Purchase Agreements or the Seller in this Agreement (i) shall prove to have been incorrect in any material respect when made, and shall continue to be incorrect in any material respect for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by the Trustee and (ii) as a result of such incorrectness the interests of the Holders of the Investor Certificates are materially and adversely affected; provided, however, that an Early Amortization Event shall not be deemed to have occurred under this paragraph if the Seller has repurchased the related Receivable or all such Receivables, if applicable, during such period in accordance with the provisions of this Agreement; and

          (e) the Trust or the Seller shall become an "investment company" within the meaning of the Investment Company Act;

then, subject to applicable law, and after the applicable grace period, if any, an amortization event (an "Early Amortization Event") shall occur without any notice or other action on the part of the Trustee, any Agent, the Certificateholders or any other Beneficiary, immediately upon the occurrence of such event.

          SECTION 9.02. Additional Rights Upon the Occurrence of Certain Events. If an Insolvency Event occurs with respect to the Seller or the Seller violates Section 2.05(a) for any reason, the Seller shall on the day such Insolvency Event or violation occurs (the "Appointment Date") immediately cease to transfer Receivables to the Trust and shall promptly give written notice to the Trustee of such Insolvency Event or violation. Notwithstanding any cessation of the transfer to the Trust of additional Receivables, Receivables transferred to the Trust prior to the occurrence of such Insolvency Event or violation and Collections in respect of such Receivables whenever created or accrued in respect of such Receivables, shall continue to be a part of the Trust. Within 15 days of its receipt of written notice of the Appointment Date, the Trustee shall (i) publish a notice in an Authorized Newspaper that an Insolvency Event or violation has occurred and that the Trustee intends to sell, dispose of or otherwise liquidate the Receivables on commercially reasonable terms and in a commercially reasonable manner and (ii) give notice to Investor Certificateholders describing the provisions of this Section and requesting instructions from such Holders. Unless the Trustee shall have received instructions wi-thin 90 days from the date notice pursuant to clause (ii) above is first given from (x) Holders of Investor Certificates evidencing more than 50% of the aggregate unpaid principal amount of each Series or, with respect to any Series with two or more Classes, of each Class, to the effect that such Investor Certificateholders disapprove of the liquidation of the Receivables and wish to continue having Receivables transferred to the Trust as before such Insolvency Event or violation, and (y) each Holder of a Supplemental Certificate to such effect, then, unless prohibited from acting by applicable law, the Trustee shall promptly sell, dispose of or otherwise liquidate the Receivables, or cause to be sold, disposed of or otherwise liquidated, in a commercially reasonable manner and on commercially reasonable terms, which shall include the solicitation of competitive bids; provided that if such sale, disposition or liquidation is being made solely on account of the Seller's violation of Section 2.05(a), then the Trustee shall effect such sale, disposition or liquidation, to be effected, only if the net proceeds of such sale, disposition or liquidation, applied in accordance with Section 9.02(b), will be sufficient to pay accrued interest on each Series of Certificates plus the excess of the outstanding principal balance of each Series of Certificates over the unreimbursed Investor Charge-Offs for such Series. The Trustee may obtain and conclusively rely upon a prior determination from any applicable conservator, receiver or liquidator that the terms and manner of any proposed sale, disposition or liquidation are commercially reasonable. The provisions of Sections 9.01 and 9.02 shall not be deemed to be mutually exclusive.

          (b) The proceeds from the sale, disposition or liquidation of the Receivables pursuant to paragraph (a), after payments of all costs and expenses of the Trustee incurred in connection with such sale, disposition or liquidation ("Insolvency Proceeds") shall be promptly deposited in the Collection Account. The Trustee shall determine conclusively the amount of the Insolvency Proceeds which are deemed to be Principal Collections and Discount Collections. The Insolvency Proceeds shall be allocated and distributed to Investor Certificateholders in accordance with Article IV and the terms of each Supplement and the Trust shall terminate immediately thereafter.

                                 ARTICLE X

                             Servicer Defaults

          SECTION 10.01.  Servicer Defaults.  If any one of the
following events (a "Servicer Default") shall occur and be continuing with respect to the Servicer:

          (a) any failure by the Servicer to make any payment, transfer or deposit or to give notice to the Trustee to make such payment, transfer or deposit or to take any action required to be taken under any Enhancement Agreement on or before the date occurring five days after the date such payment, transfer or deposit or such instruction or notice is required to be made or given, as the case may be, under the terms of this Agreement or the terms of any Enhancement Agreement;

          (b) failure on the part of the Servicer duly to observe or perform any other covenants or agreements of the Servicer set forth in this Agreement which has a material adverse effect on the Investor Certificateholders of any Series, which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee; or the Servicer shall delegate its duties under this Agreement, except as permitted by Sections 3.01 and 8.07;

          (c) any representation, warranty or certification made by the Servicer in this Agreement or in any certificate delivered pursuant to this Agreement shall prove to have been incorrect when made, which has a material adverse effect on the rights of the Investor Certificateholders of any Series and which material adverse effect continues for a period of 60 days after the date on which written notice thereof, requiring the same to be remedied, shall have been given to the Servicer by the Trustee;

          (d) the Servicer shall consent to the appointment of a conservator or receiver or liquidator or other similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of its property, or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator or receiver or liquidator or other similar official in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged or unstayed; or the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make any assignment for the benefit of its creditors or voluntarily suspend payment of its obligations;

then, in the event of any Servicer Default, so long as the Servicer Default shall not have been remedied, the Trustee, by notice then given in writing to the Servicer (a "Termination Notice"), may terminate all but not less than all of the rights and obligations (other than its obligations that have accrued up to the time of such termination) of the Servicer as Servicer under this Agreement and in and to the Receivables and the proceeds thereof. After receipt by the Servicer of a Termination Notice, and on the date that a Successor Servicer shall have been appointed by the Trustee pursuant to Section 10.02, all authority and power of the Servicer under this Agreement shall pass to and be vested in a Successor Servicer (a "Service Transfer") and, without limitation, the Trustee is hereby authorized and empowered (upon the failure of the Servicer to cooperate) to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, all documents and other instruments upon the failure of the Servicer to execute or deliver such documents or instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such Service Transfer. The Servicer agrees to cooperate with the Trustee and such Successor Servicer in effecting the termination of the responsibilities and rights of the Servicer to conduct servicing hereunder, including the transfer to such Successor Servicer of all authority of the Servicer to service the Receivables provided for under this Agreement, including all authority over all Collections which shall on the date of transfer be held by the Servicer for deposit, or which have been deposited by the Servicer, in the Collection Account, or which shall thereafter be received with respect to the Receivables, and in assisting the Successor Servicer. The Servicer shall, at its expense, promptly transfer a copy of its electronic records relating to the Receivables to the Successor Servicer in such electronic form as the Successor Servicer may reasonably request and shall promptly transfer to the Successor Servicer all other records, correspondence and documents necessary for the continued servicing of the Receivables in the manner and at such times as the Successor Servicer shall reasonably request. To the extent that compliance with this Section 10.01 shall require the Servicer to disclose to the Successor Servicer information of any kind which the Servicer reasonably deems to be confidential, the Successor Servicer shall be required to enter into such customary licensing and confidentiality agreements as the Servicer shall deem necessary to protect its interest.

          Notwithstanding the foregoing, a delay in or failure of performance under Section 10.01(a) for a period of 10 Business Days or under Section 10.01(b) or (c) for a period of 60 Business Days, shall not constitute a Servicer Default if such delay or failure could not be prevented by the exercise of reasonable diligence by the Servicer and such delay or failure was caused by an act of God or the public enemy, acts of declared or undeclared war, public disorder, rebellion or sabotage, epidemics, landslides, lightning, fire, hurricanes, earthquakes, floods or similar causes. The preceding sentence shall not relieve the Servicer from using its best efforts to perform its respective obligations in a timely manner in accordance with the terms of this Agreement and the Servicer shall provide the Trustee, any Agents, any Enhancement Providers, the Seller and the Certificateholders with an Officers' Certificate giving prompt notice of such failure or delay by it, together with a description of its efforts to perform its obligations. The Servicer shall immediately notify the Trustee in writing of any Servicer Default.

          SECTION 10.02.  Trustee to Act; Appointment of Successor.
(a) On and after the receipt by the Servicer of a Termination Notice pursuant to Section 10.01, the Servicer shall continue to perform all servicing functions under this Agreement until the date specified in the Termination Notice or otherwise specified by the Trustee in writing or, if no such date is specified in such Termination Notice, or otherwise specified by the Trustee, until a date mutually agreed upon by the Servicer and the Trustee. The Trustee shall as promptly as possible after the giving of a Termination Notice appoint an Eligible Servicer as a successor servicer (the "Successor Servicer"), subject to the consent of any Enhancement Providers and any Agents, which consent shall not be unreasonably withheld, and such Successor Servicer shall accept its appointment by a written assumption in a form acceptable to the Trustee. In the event that a Successor Servicer has not been appointed or has not accepted its appointment at the time when the Servicer ceases to act as Servicer, the Trustee without further action shall automatically be appointed the Successor Servicer.
The Trustee may delegate any of its servicing obligations to an affiliate or agent of the Trustee in accordance with Sections 3.01 and 8.07. Notwithstanding the above, the Trustee shall, if it is legally unable so to act, petition a court of competent jurisdiction to appoint any established institution having a net worth of not less than $100,000,000 and whose regular business includes the servicing of accounts receivable as the Successor Servicer hereunder. The Trustee shall immediately give notice to the Rating Agencies, any Enhancement Providers, any Agents and the Certificateholders upon the appointment of a Successor Servicer.

          (b) Upon its appointment, the Successor Servicer shall be the successor in all respects to the Servicer with respect to servicing functions under this Agreement and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof (except as provided below and that the Successor Servicer shall not be liable for any liabilities incurred by the predecessor Servicer), and all references in this Agreement to the Servicer shall be deemed to refer to the Successor Servicer, except for the references in Sections 8.04 and 11.05, which shall then refer to Federal-Mogul. If the Trustee becomes Successor Servicer, and the Trustee's expenses as Successor Servicer exceed the Servicing Fee, the Seller shall reimburse the Trustee to the extent of such excess in an amount, with respect to each Collection Period not to exceed the amount of the Excess Seller's Percentage of Collections that would otherwise be available for release to the Seller. Any Successor Servicer, by its acceptance of its appointment, will automatically agree to be bound by the terms and provisions of any Enhancement Agreement.

          (c) In connection with any Termination Notice, the Trustee will review any bids which it obtains from Eligible Servicers and shall be permitted to appoint any Eligible Servicer submitting such a bid as a Successor Servicer for servicing compensation not in excess of the Servicing Fee (provided that if all such bids exceed the Servicing Fee the Seller at its own expense shall pay the amount of any compensation in excess of the Servicing Fee, but not in an amount, with respect to each Collection Period, exceeding the Excess Seller's Percentage of Collections with respect to each Collection Period that would otherwise be available for release to the Seller); provided, however, that the Seller shall be responsible for payment of the Seller's portion of the Servicing Fee as determined pursuant to this Agreement and all other amounts in excess of the Investors' Servicing Fee, and that no such monthly compensation paid out of Collections shall be in excess of the Investors' Servicing Fee permitted to the Servicer. The holders of the Seller's Certificates agree that if Federal-Mogul (or any Successor Servicer) is terminated as Servicer hereunder, the portion of Collections to be paid to the Seller shall be reduced by an amount sufficient to pay Seller's share of the compensation of the Successor Servicer.

          (d) All authority and power granted to the Successor Servicer under this Agreement shall automatically cease and terminate upon termination of the Trust pursuant to Section 12.01, and shall pass to and be vested in the Seller and, without limitation, the Seller is hereby authorized and empowered to execute and deliver, on behalf of the Successor Servicer, as attorney-in-fact or otherwise, all documents and other instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such transfer of servicing rights. The Successor Servicer agrees to cooperate with the Seller in effecting the termination of the responsibilities and rights of the Successor Servicer to conduct servicing on the Receivables.
The Successor Servicer shall transfer its electronic records relating to the Receivables to the Seller in such electronic form as the Seller may reasonably request and shall transfer all other records, correspondence and documents to the Seller in the manner and at such times as the Seller shall reasonably request. To the extent that compliance with this Section 10.02 shall require the Successor Servicer to disclose to the Seller information of any kind which the Successor Servicer deems to be confidential, the Seller shall be required to enter into such customary licensing and confidentiality agreements as the Successor Servicer shall deem necessary to protect its interests.


                               ARTICLE XI

                              The Trustee

          SECTION 11.01. Duties of Trustee. (a) The Trustee, prior to the occurrence of a Servicer Default of which it has knowledge and after the curing of all Servicer Defaults which may have occurred (the appointment of a Successor Servicer including the Trustee, to constitute a cure for purposes of this Article), undertakes to perform such duties and only such duties as are specifically set forth in this Agreement and no implied covenants or obligations shall be read into this Agreement. If to the knowledge of a Responsible Officer of the Trustee a Servicer Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs; provided, however, that if the Trustee shall assume the duties of the Servicer pursuant to Section 10.02, the Trustee in performing such duties shall use the degree of skill and attention customarily exercised by a servicer with respect to comparable receivables that it services for itself or others. With respect to any Enhancement Provider, the Trustee undertakes to perform or observe only such covenants and obligations as are specifically set forth in this Agreement or any Supplement and no implied covenants or obligations with respect to any Enhancement Provider shall be read into this Agreement or any Supplement against the trustee and nothing in this Agreement or any Supplement shall be construed to establish any fiduciary duty on the part of the Trustee to any enhancement Provider.

          (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they substantially conform to the requirements of this Agreement.

          (c) Subject to Section 11.01(a), no provision of this Agreement shall be construed to relieve the Trustee from liability for its own grossly negligent action, its own grossly negligent failure to act or its own wilful misconduct; provided, however, that:

               (i) the Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

               (ii)  the Trustee shall not be charged with
knowledge of any Servicer Default or the failure by the Servicer to comply with the obligations of the Servicer referred to in Section 10.01(a) and (b) or any breach by the Servicer contemplated by
Section 10.01(c) unless a Responsible Officer of the Trustee obtains actual knowledge of such failure;

               (iii)  the Trustee shall not be charged with
knowledge of an Early Amortization Event unless a Responsible
Officer of the Trustee obtains actual knowledge thereof;

               (iv) the Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Holders of Investor Certificates of any Series given pursuant to the terms hereof relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee in relation to such Series, under this Agreement; and

               (v) in making a determination of any material and adverse effect upon Certificateholders, the Investor Certificates or any Enhancement Provider, the Trustee may, as to matters of law, rely exclusively upon an Opinion of Counsel.

          (d) The Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or under any Supplement or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any obligations of the Servicer under this Agreement except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Servicer in accordance with the terms of this Agreement. Notwithstanding the prior sentence, the Trustee when acting as Successor Servicer, is still entitled to indemnification under Sections 7.03 and 8.04.

          (e) Except as expressly provided in this Agreement, the Trustee shall have no power to vary the corpus of the Trust including the power to (i) accept any substitute obligation for a Receivable initially assigned to the Trust under Section 2.01 (ii) add any other investment, obligation or security to the Trust or
(iii) withdraw from the Trust any Receivables.

          (f) In the event that the Transfer Agent and Registrar shall fail to perform any obligation, duty or agreement in the manner or on the day required to be performed by the Transfer Agent and Registrar, as the case may be, under this Agreement, the Trustee shall be obligated promptly upon the actual knowledge of a Responsible Officer of the Trustee to perform such obligation, duty or agreement in the manner so required.

          (g) If the Seller has agreed to transfer any of its receivables (other than the Receivables) to another Person, then upon the written request of the Seller, the Trustee will enter into such intercreditor agreements with the transferee of such receivables as are customary and necessary to identify separately the rights of the Trust and such other Person in the Seller's accounts receivable; provided, however, that the Trustee shall not be required to enter into any intercreditor agreement which could, in the sole opinion of the Trustee, adversely affect the interests of the Investor Certificateholders or the Trustee and, upon the request of the Trustee, the Seller will deliver an Opinion of Counsel on any matters relating to such intercreditor agreement, reasonably requested by the Trustee.

          (h) Notwithstanding any other provision contained herein, the Trustee is not acting as, and shall not be deemed to be, a fiduciary for any Enhancement Provider in its capacity as such or as a Beneficiary, and the Trustee's sole responsibility with respect to said parties shall be to perform those duties with respect to said parties as are specifically set forth herein And no implied duties or obligations shall be read into this Agreement against the Trustee with respect to any such party.
(i) Notwithstanding anything in this Agreement to the contrary, the Trustee shall not be liable for or in respect of any action taken, suffered or omitted to be taken following an Early Amortization Event, including, without limitation, the taking, suffering or omitting to take any action during or with respect to the related Early Amortization Period, unless and until the Trustee shall have knowledge of the occurrence of such Early Amortization Event.

          SECTION 11.02.  Certain Matters Affecting the Trustee.
Except as otherwise provided in Section 11.01:

          (a) the Trustee may rely on and shall be protected in acting on, or in refraining from acting in accord with, any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented to it pursuant to this Agreement by the proper party or parties;

          (b) the Trustee may consult with counsel and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

          (c) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby;

          (d) the Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

          (e) the Trustee shall not be bound to make any investigation into the facts of matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent order, approval, bond or other paper or document;

          (f) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian, and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent, attorney or custodian appointed with due care by it hereunder; and

          (g) except as may be required by Section 11.01(a) hereof, the Trustee shall not be required to make any initial or periodic examination of any documents or records related to the Receivables for the purpose of establishing the presence or absence of defects, the compliance by the Seller with its representations and warranties or for any other purpose.

          SECTION 11.03. Trustee Not Liable for Recitals in Certificates. The Trustee assumes no responsibility for the correctness of the recitals contained herein and in the Certificates (other than the certificate of authentication on the Certificates). Except as set forth in Section 11.14, the Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (other than the certificate of authentication on the Certificates) or of any Receivable or related document or any security interest of the Trust therein. The Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to prepare or file any

Securities and Exchange Commission filing for the Seller, the Servicer or the Trust or to record this Agreement or any Supplement.

          SECTION 11.04.  Trustee May Own Certificates.  The
Trustee in its individual or any other capacity may become the owner or pledgee of Investor Certificates, and may otherwise deal with the Seller, any Servicer or any Enhancement Provider, with the same rights as it would have if it were not the Trustee.

          SECTION 11.05. Servicer to Pay Trustee's Fees and Expenses. The Servicer covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to receive, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trust hereby created and in the exercise and performance of any of the power and duties hereunder of the Trustee, and, subject to
Section 8.04, the Servicer will pay at own expense or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement (including the reasonable fees and expenses of its agents, any co-trustee and counsel) except any such expense, disbursement or advance as may arise from its gross negligence or bad faith and except as provided in the second following sentence. The Servicer's covenants to pay the expenses, disbursements and advances provided for in the preceding sentence shall survive the resignation or removal of the Trustee and the termination of this Agreement. If the Trustee is appointed Successor Servicer pursuant to Section 10.02, the provisions of this Section 11.05 shall not apply to expenses, disbursements and advances made or incurred by the Trustee in its capacity as Successor Servicer, which shall be covered out of the Servicing Fee; provided, however, if such expenses, disbursements and advances incurred by the Trustee are in amount in excess of the Servicing Fee, such excess amount shall be paid in full to the Trustee by Federal-Mogul. To the extent, if any, that any federal, state or local taxes are payable by the Trust, such taxes shall be payable solely out of Trust Assets and not out of the personal assets of the Trustee.

          SECTION 11.06.  Eligibility Requirements for Trustee.
The Trustee hereunder shall at all times be a corporation organized and doing business under the laws of the United States of America or any state thereof authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal or state authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section 11.06 the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition 80 published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this
Section 11.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 11.07.

          SECTION 11.07. Resignation or Removal of Trustee. (a) The Trustee may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Seller and the Servicer. Upon receiving such notice of resignation, the Seller shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

          (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 11.06 hereof and shall fail to resign after written request therefor by the Servicer, or if at any time the Trustee shall be legally unable to act, or shall be adjudged a bankrupt or insolvent, or if a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Servicer may remove the Trustee and promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.

          (c) Any resignation or removal of the Trustee and appointment of successor trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor trustee as provided in Section 11.08 hereof.

          SECTION 11.08. Successor Trustee. (a) Any successor trustee appointed as provided in Section 11.07 hereof shall execute, acknowledge and deliver to the Seller and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee herein. The predecessor Trustee shall deliver to the successor trustee all documents or copies thereof, at the expense of the Servicer, and statements held by it hereunder; and the Seller and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor trustee all such rights, power, duties and obligations. The Servicer shall immediately give notice to each Rating Agency and the Certificateholders upon the appointment of a successor trustee.

          (b) No successor trustee shall accept appointment as provided in this Section 11.08 unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 11.06 hereof.

          SECTION 11.09. Merger or Consolidation of Trustee. Any Person into which the Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be eligible under the provisions of Section 11.06 hereof, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

          SECTION 11.10. Appointment of Co-Trustee or Separate Trustee. (a) Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust may at the time be located, the Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section 11.10, such powers, duties, obligations, rights and trusts as the Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 11.06 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under Section 11.08 hereof.

          (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

               (i) all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

               (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

               (iii) the Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

          (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this
Article XI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Servicer.

          (d) Any separate trustee or co-trustee may at any time constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

          SECTION 11.11. Tax Returns. In the event the Trust shall be required to file tax returns, the Servicer shall prepare, or shall cause to be prepared, and shall deliver, or shall cause to be delivered, to the Trustee no later than five days immediately preceding any applicable due date and the Trustee shall execute, to the extent it is the appropriate person to so execute, file any such tax returns to be filed by the Trust. The Servicer in accordance with the terms of the supplements shall also prepare or shall cause to be prepared all tax information required by law to be distributed to the Investor Certificateholders. The Trustee will distribute or cause to be distributed such information to the Investor Certificateholders. The Servicer, upon request, will furnish the Trustee with all such information known to the Servicer as may be reasonably required in connection with the distribution of tax information to the Investor Certificateholders.

          SECTION 11.12. Trustee May Enforce Claims Without Possession of Certificates. All rights of action and claims under this Agreement or the Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Certificateholders in respect of which such judgment has been obtained.

          SECTION 11.13. Suits for Enforcement. If a Servicer Default shall occur and be continuing, the Trustee, in its discretion may, subject to the provisions of Section 10.01, proceed to protect and enforce its rights and the rights of the Certificateholders under this Agreement by suit, action or proceeding in equity or at law or otherwise whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the execution of any power granted in this Agreement or for the enforcement of any other legal, equitable or other remedy as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Trustee or the Certificateholders. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Certificateholder any plan of reorganization, arrangement adjustment or composition affecting the Certificates or the rights of any Holder thereof, or authorize the Trustee to vote in respect of the claim of any Certificateholder in any such proceeding.

          SECTION 11.14.  Representations and Warranties of
Trustee.  The Trustee represents and warrants that:

               (i) the Trustee is a banking corporation organized, existing and in good standing under the laws of the State of New
York;

              (ii) the Trustee has full power, authority and right to execute, deliver and perform this Agreement, and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement; and

             (iii) this Agreement has been duly executed and delivered by the Trustee.

          SECTION 11.15. Maintenance of Office or Agency. The Trustee will maintain at its expense in the Borough of Manhattan, The City of New York, an office or offices or agency or agencies where notices and demands to or upon the Trustee in respect of the Certificates and this Agreement may be served. The Trustee initially designates its Corporate Trust Office as its office for such purposes in New York. The Trustee will give prompt written notice to the Servicer and to Holders of the Certificates of any change in the location of the Certificate Register or any such office or agency.


                             ARTICLE XII

                             Termination

          SECTION 12.01. Termination of Trust. The Trust and the respective obligations and responsibilities of the Seller, the Servicer and the Trustee created hereby (other than the obligation of the Trustee to make payments to Investor Certificateholders as hereafter set forth) shall terminate, except with respect to the duties described in Sections 7.03, 8.04, 11.05 and 12.02(b), upon the earlier of (i) December 31, 2012 (the "Final Maturity Date"),
(ii) the day following the Distribution Date on which the Invested Amount for all Series is zero and (iii) the time provided in
Section 9.02(b) (the "Trust Termination Date"). The Servicer will give the Rating Agencies prompt notice of the termination of the Trust.

          SECTION 12.02. Final Distribution. (a) The Servicer shall give the Trustee at least 30 days prior notice of the Distribution Date on which the Investor Certificateholders of any Series or Class may surrender their Investor Certificates for payment of the final distribution on and cancellation of such Investor Certificates (or, in the event of a final distribution resulting from the application of Section 2.03 or 9.01, notice of such Distribution Date promptly after the Servicer has determined that a final distribution will occur, if such determination is made less than 30 days prior to such Distribution Date, but in no event less than five Business Days prior to the date on which the Trustee is required to give notice to the Investor Certificateholders referred to below). Such notice shall be accompanied by an Officer's Certificate setting forth the information specified in

Section 3.05 covering the period during the then-current calendar year through the date of such notice and the information required by clauses (i) and (ii) below. Not later than the fifth day of the month in which the final distribution in respect of such Series or Class is payable to Investor Certificateholders, the Trustee shall provide notice to Investor Certificateholders of such Series or Class specifying (i) the date upon which final payment of such Series or Class will be made upon presentation and surrender of Investor Certificates of such Series or Class at the office or offices therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such payment date is not applicable, payments being made only upon presentation and surrender of such Investor Certificates at the office or offices therein specified (which, in the case of Bearer Certificate, shall be outside the United States). The Trustee shall give such notice to the Transfer Agent and Registrar and the Rating Agencies at the time such notice is given to Investor Certificateholders.

          (b) Notwithstanding a final distribution to the Investor Certificateholders of any Series or Class (or the Termination of the Trust), except as otherwise provided in this paragraph, all funds then on deposit in the Collection Account and any Series Account allocated to such Investor Certificateholders shall continue to be held in trust for the benefit of such Investor Certificateholders and the Trustee shall pay such funds to such Investor Certificateholders upon surrender of their Investor Certificates (and any excess shall be paid in accordance with the terms of any Enhancement Agreement). In the event that all such Investor Certificateholders shall not surrender their Investor Certificates for cancellation within six months after the date specified in the notice from the Trustee described in paragraph
(a), the Trustee shall give a second notice to the remaining such Investor Certificateholders to surrender their Investor Certificates for cancellation and receive the final distribution with respect thereto (which surrender and payment, in the case of Bearer Certificates, shall be outside the United States). If within one year after the second notice all such Investor Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining such Investor Certificateholders concerning surrender of their Investor Certificates, and the cost thereof shall be paid out of the funds in the Collection Account or any Series Account held for the benefit of such Investor Certificateholders. The Trustee shall pay to the Seller any monies held by it for the payment of principal or interest that remain unclaimed for two years. After payment to the Seller, Investor Certificateholders entitled to the money must look to the Seller for payment as general creditors unless an applicable abandoned property law designates another Person.

          (c) In the event that the Invested Amount with respect to any Series is greater than zero on its Termination Date (after giving effect to deposits and distributions otherwise to be made on such Termination Date), the Trustee will sell or cause to be sold on such Termination Date Receivables (or interests therein) in an amount equal to the sum of (i) 110% of the Invested Amount with respect to such Series on such Termination Date (after giving effect to such deposits and distributions) and (ii) the Available Subordinated Amount with respect to such Series on the preceding Determination Date (after giving effect to the allocations, distributions, withdrawals and deposits to be made on the Distribution Date following such Determination Date); provided, however, that in no event shall such amount exceed such Series' Allocation Percentage (as defined in the Series Supplements and for the Collection Period in which such Termination Date occurs) of Receivables on such Termination Date. The proceeds (the "Termination Proceeds") from such sale shall be immediately deposited into the Collection Account for the benefit of the Investor Certificateholders of such Series. The Termination Proceeds shall be allocated and distributed to the Investor Certificateholders of such Series in accordance with the terms of the applicable Supplement.

          SECTION 12.03. Seller's Termination Rights. Upon the termination of the Trust pursuant to Section 12.01 and the surrender of the Seller's Certificates, the Trustee shall sell, assign and convey to the Seller or its designee, without recourse, representation or warranty, all right, title and interest of the Trust in the Receivables, whether then existing or thereafter created, all monies due or to become due and all amounts received with respect thereto and all proceeds thereof, except for amounts held by the Trustee pursuant to Section 12.02(b), and all of the Seller's rights, remedies, powers and privileges with respect to such Receivables under the Receivables Purchase Agreements. The Trustee shall execute and deliver such instruments of transfer and assignment, in each case without recourse, representation or warranty, as shall be reasonably requested by the Seller to vest in the Seller or its designee all right, title and interest which the Trust had in all such property.

                           ARTICLE XIII

                      Miscellaneous Provisions

          SECTION 13.01. Amendment. (a) Subject to the Supplement for any Series, this Agreement or any Supplement may be amended from time to time (including in connection with the issuance of a Supplemental Certificate) by the Servicer, the Seller and the Trustee without the consent of any of the Certificateholders, provided that such action shall not, as evidenced by an Opinion of Counsel (which counsel shall not be an employee of Federal-Mogul or the Seller), for the Seller, addressed and delivered to the Trustee, adversely affect in any material respect the interests of any Investor Certificateholder. Notwithstanding anything contained herein to the contrary, the Trustee, with the consent of any Enhancement Providers may at any time and from time to time amend, modify or supplement the form of Distribution Date Statement.

          (b) This Agreement or any Supplement may also be amended from time to time (including in connection with the issuance of a Supplemental Certificate) by the Servicer, the Seller and the Trustee, with the consent of the Holders of Investor Certificates evidencing not less than 66-2/3% of the aggregate unpaid principal amount of the Investor Certificates of all adversely affected Series, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or any Supplement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall
(i) reduce in any manner the amount of or delay the timing of any distributions to be made to Investor Certificateholders or deposits of amounts to be so distributed or the amount available under any Enhancement without the consent of each affected Investor Certificateholder, (ii) change the definition of or the manner of calculating the interest of any Investor Certificateholder without the consent of each affected Investor Certificateholder or (iii) reduce the aforesaid percentage required to consent to any such amendment, in the case of (i), without the consent of each such affected Certificateholder and, in the case of (ii) and (iii), without the consent of all Investor Certificateholders. Any amendment to be effected pursuant to this paragraph shall be deemed to adversely affect all outstanding Series, other than any Series with respect to which such action shall not, as evidenced by an Opinion of Counsel (which counsel shall not be an employee of, or counsel for, Federal-Mogul or the Seller), addressed and delivered to the Trustee, adversely affect in any material respect the interests of any Investor Certificateholder of such Series.

          (c) Promptly after the execution of any such amendment or consent (other than an amendment pursuant to paragraph (a)), the Trustee shall furnish notification of the substance of such amendment to each Investor Certificateholder, and the Servicer shall furnish notification of the substance of such amendment to each Rating Agency, each Agent and each Enhancement Provider.

          (d) It shall not be necessary for the consent of Investor Certificateholders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Investor
Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

          (e) Notwithstanding anything in this Section to the contrary, no amendment may be made to this Agreement or any Supplement which would adversely affect in any material respect the interests of any Enhancement Provider without the consent of such Enhancement Provider.

          (f) Any Supplement executed in accordance with the provisions of Section 6.03 shall not be considered an amendment to this Agreement for the purposes of this Section.

          (g) Prior to the execution of any amendment to this Agreement or any Supplement, the Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's own rights, duties or immunities under this Agreement, any Supplement or otherwise.

          (h) If all amounts owing to the Holders of the Series
1992-1 Certificates and the Series 1993-1 Certificates have not been paid in full, the Rating Agency rating such Investor
Certificates shall be notified of any proposed amendment to this Agreement.

          SECTION 13.02. Protection of Right, Title and Interest to Trust. (a) The Servicer shall cause this Agreement, all amendments hereto and/or all financing statements and continuation statements and any other necessary documents covering the Certificateholders' and the Trustee's right, title, and interest in and to the Trust to be promptly recorded, registered and filed, and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of the

Certificateholders and the Trustee hereunder to all property comprising the Trust. The Servicer shall deliver to the Trustee file-stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recording, registration or filing. The Seller shall cooperate fully with the Servicer in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this Section 13.02(a).

          (b) Within 30 days after the Seller or the Servicer makes any change in its name, identity or corporate structure which would make any financing statement or continuation Statement filed in accordance with Section 13.02(a) seriously misleading within the meaning of Section 9-402(7) of the UCC as in effect in Michigan (including as a result of a Designated Affiliate Transfer), the Seller shall give the Trustee and any Agent notice of any such change and shall file such financing statements or amendments as may be necessary to continue the perfection of the Trust's security interest in the Receivables and the proceeds thereof.

          (c) The Seller and the Servicer will give the Trustee and any Agent prompt written notice of any relocation of any office from which it services Receivables or keeps records concerning the Receivables or of its principal executive office and whether, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall file such financing statements or amendments as may be necessary to perfect or to continue the perfection of the Trust's security interest in the Receivables and the proceeds thereof. The Seller and the Servicer shall at all times maintain each office from which it services Receivables and its principal executive officer within the United States of America.

          (d) The Servicer will deliver to the Trustee, any Agent and any Enhancement Provider: (i) upon the execution and delivery of each amendment of this Agreement or any Supplement, an Opinion of Counsel to the effect specified in Exhibit F-1; and (ii) on or before April 30 of each year, beginning with April 30, 1993, an Opinion of Counsel substantially in the form of Exhibit F-2.

          SECTION 13.03.  Limitation on Rights of
Certificateholders. (a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust, nor shall such death or incapacity entitle such Certificateholders' legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding-up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

          (b) No Investor Certificateholder shall have any right to vote (except as expressly provided in this Agreement) or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Investor Certificateholders from time to time as partners or members of an association, nor shall any Investor Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

          (c) No Investor Certificateholder shall have any right by virtue of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Investor Certificateholder previously shall have made, and unless the Holders of Investor Certificates evidencing more than 50% of the aggregate unpaid principal amount of all Investor Certificates (or, with respect to any such action, suit or proceeding that does not relate to all Series, 50% of the aggregate unpaid principal amount of the Investor Certificates of all Series to which such action, suit or proceeding relates) shall have made, a request to the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after such request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Investor Certificateholder with every other Investor Certificateholder and the Trustee, that no one or more Investor Certificateholders shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the holders of any other of the Investor Certificates, or to obtain or seek to obtain priority over or preference to any other such Investor Certificateholder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Investor Certificateholders except as otherwise expressly provided in this Agreement. For the protection and enforcement of the provisions of this Section, each and every Investor Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

          SECTION 13.04. No Petition. The Servicer, Federal-Mogul (if it is no longer the Servicer) and the Trustee (not in its individual capacity but solely as Trustee hereunder), by entering into this Agreement, each Investor Certificateholder, by accepting an Investor Certificate, each holder of a Supplemental Certificate by accepting a Supplemental Certificate and any Successor Servicer and each other Beneficiary, by accepting the benefits of this Agreement, hereby covenants and agrees that they will not at any time institute against FMFC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law.

          SECTION 13.05. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          SECTION 13.06. Notices. (a) All demands, notices, instructions, directions and communications (collectively, "Notices") under this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified mail, return receipt requested, to (i) in the case of FMFC, 26555 Northwestern Highway, Southfield, Michigan 48034,
Attention: Secretary, (ii) in the case of Federal-Mogul, 26555 Northwestern Highway, Southfield, Michigan 48034, Attention:
Secretary, and (iii) in the case of the Trustee, 450 West 33rd Street, New York, New York, 10001, Attention: Corporate Trust Department; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party. Any notice or other document required to be delivered or mailed by the Trustee to any Rating Agency, any Agent or any Enhancement Provider shall be given on a best efforts basis and only as a matter of courtesy and accommodation and the Trustee shall have no liability for failure to deliver such notice or document to any Rating Agency, any Agent or any Enhancement Provider.

          (b) Any Notice required or permitted to be given to a Holder of Registered Certificates shall be given by first-class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. No Notice shall be required to be mailed to a Holder of Bearer Certificates or Coupons but shall be given as provided below. Any Notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Investor Certificateholder receives such Notice. In addition, in the case of any Series or Class with respect to which any Bearer Certificates are outstanding, any Notice required or permitted to be given to Investor Certificateholders of such Series or Class shall be published in an Authorized Newspaper within the time period prescribed in this Agreement.

          SECTION 13.07. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or rights of the Certificateholders.

          SECTION 13.08. Assignment. Notwithstanding anything to the contrary contained herein, except as provided in Section 8.02, this Agreement may not be assigned by the Servicer.

          SECTION 13.09. Certificates Nonassessable and Fully Paid. It is the intention of the parties to this Agreement that the Investor Certificateholders shall not be personally liable for obligations of the Trust, that the interests in the Trust represented by the Investor Certificates shall be nonassessable for any losses or expenses of the Trust or for any reason whatsoever and that Investor Certificates upon authentication thereof by the Trustee are and shall be deemed fully paid.

          SECTION 13.10. Further Assurances. The Seller and the servicer agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the Trustee more fully to effect the purposes of this Agreement, including the execution of any financing statements or continuation statements relating to the Receivables for filing under the provisions of the UCC of any applicable jurisdiction.

          SECTION 13.11. No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Trustee or the Certificateholders, any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges provided under this Agreement are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

          SECTION 13.12. Counterparts. This Agreement may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

          SECTION 13.13. Third-Party Beneficiaries. This Agreement will inure to the benefit of and be binding upon the parties hereto, the Certificateholders and the other Beneficiaries and their respective successors and permitted assigns. Except as otherwise expressly provided in this Agreement, no other Person will have any right or obligation hereunder.

          SECTION 13.14. Actions by Certificateholders. Any request, demand, authorization, direction, notice, consent, waiver or other act by a Certificateholder shall bind such Certificateholder and every subsequent holder of any Certificate issued upon the registration of transfer of the Certificates of such Certificateholder or in exchange therefor or in lieu thereof in respect of anything done or omitted to be done by the Trustee or the Servicer in reliance thereon, whether or not notation of such action is made upon any such Certificate.

          SECTION 13.15. Rule 144A Information. For so long as any of the Investor Certificates of any Series or Class are "restricted securities" within the meaning of Rule 144(a)(3) under the Act, each of the Seller, the Trustee, the Servicer and any Enhancement Providers agree to cooperate with each other to provide to any Investor Certificateholder of such Series or Class and to any prospective purchaser of Investor Certificates designated by such an Investor Certificateholder, upon the request of such Investor Certificateholder or prospective purchaser and at the expense of the Servicer, any information required to be provided to such holder or prospective purchaser to satisfy the condition set forth in Rule 144A(d)(4) under the Act.

          SECTION 13.16. Action by Trustee. Upon any application or request by the Seller or Servicer to the Trustee to take any action under any provision under this Agreement, the Seller or Servicer, as the case may be, shall furnish to the Trustee an Officer's Certificate stating that all conditions precedent, if any, provided for in this Agreement relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such Counsel all such conditions precedent, if any, have been complied with. The Trustee shall be entitled to conclusively rely on the Officer's Certificate or the Opinion of Counsel, as the case may be, as authority for any action undertaken in connection therewith.

          SECTION 13.17.  Merger and Integration.  Except as
specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived, or supplemented except as provided herein.

          SECTION 13.18.  Headings.  The headings herein are for
purposes of reference only and shall not otherwise affect the meaning or interpretation or any provision hereof.

          IN WITNESS WHEREOF, the Seller, the Servicer and the
Trustee have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.


                              FEDERAL-MOGUL FUNDING CORPORATION,
                                Seller


                              By--------------------------------
                                   Name:
                                   Title:


                              FEDERAL-MOGUL CORPORATION,
                                Servicer


                              By--------------------------------

                                   Name:
                                   Title:


                              THE CHASE MANHATTAN BANK,
                                Trustee


                              By-------------------------------

                                   Name:
                                   Title: